Exhibit 99.2

KITE

QUARTERLY FINANCIAL SUPPLEMENTAL

DECEMBER 31, 2018

QUARTERLY FINANCIAL SUPPLEMENTAL – DECEMBER 31, 2018

PAGE NO.	TABLE OF CONTENTS

3	Earnings Press Release
7	Corporate Profile
8	Contact Information
9	Important Notes Including Non-GAAP Disclosures
11	Consolidated Balance Sheets
12	Consolidated Statements of Operations for the Three and Twelve Months Ended December 31, 2018
13	Funds from Operations for the Three and Twelve Months Ended December 31, 2018
14	Adjusted Funds From Operations and Other Financial Information for the Three and Twelve Months Ended December 31, 2018
15	Market Capitalization as of December 31, 2018
15	Ratio of Debt to Total Undepreciated Assets as of December 31, 2018
15	Ratio of Company Share of Net Debt to EBITDA as of December 31, 2018
16	Same Property Net Operating Income for the Three and Twelve Months Ended December 31, 2018
17	Net Operating Income and EBITDA by Quarter
18	Consolidated Joint Venture Summary as of December 31, 2018
19	Unconsolidated Joint Venture Summary as of December 31, 2018
20	Summary of Outstanding Debt as of December 31, 2018
21	Maturity Schedule of Outstanding Debt as of December 31, 2018
23	Unsecured Public Debt Covenants
24	Top 10 Retail Tenants by Total Gross Leasable Area
25	Top 25 Tenants by Annualized Base Rent
26	Retail Leasing Spreads
27	Lease Expirations – Operating Portfolio
28	Lease Expirations – Retail Anchor Tenants
29	Lease Expirations – Retail Shops
30	Lease Expirations – Office Tenants and Other
31	Development Projects Under Construction
32	Under Construction Redevelopment, Reposition, and Repurpose Projects
32	Redevelopment, Reposition, and Repurpose Opportunities
33	2018 Property Dispositions
34	Geographic Diversification – Annualized Base Rent by Region and State
35	Operating Retail Portfolio Summary Report
40	Operating Office Properties and Other
41	Components of Net Asset Value
42	Earnings Guidance – 2019

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PRESS RELEASE

Kite Realty Group Trust Reports 2018 Operating Results and Announces Plan to Fortify Its Balance Sheet, Improve Asset Quality, and Focus on Preferred Markets

Indianapolis, Indiana, February 19, 2019 - Kite Realty Group Trust (NYSE:KRG) (“KRG”) reported today its 2018 operating results. KRG also announced plans to sell $350 to $500 million of non-core assets as part of a program to improve asset quality, reduce leverage, and focus operations on preferred geographic markets.
“2018 was a strong year for KRG in terms of operational performance and strategic execution,” said Chairman and Chief Executive Officer, John A. Kite. “Our ABR is at an all-time high; our small shop leased percentage is at an all-time high; and our net-debt-to-EBITDA ratio is at a near-low. As we head into 2019, we are focused on taking KRG to the next level. We have conducted a bottoms-up analysis of our entire portfolio and all major U.S. markets, and we have identified a strategy to fortify our balance sheet even further by selling $350 to $500 million in assets to pay down debt, improve our portfolio metrics, and focus our operations in markets where we can gain scale and generate attractive returns.”
Fourth Quarter Highlights

▪	Realized net loss attributable to common shareholders of $31 million, or $0.37 per common share

▪	Generated Funds from Operations of the Operating Partnership (FFO) of $40.9 million, or $0.48 per diluted common share

▪	Increased Same-Property Net Operating Income (NOI) by 1.2%

▪	Improved small shop leased percentage by 30 basis points to 91.2%

▪	Executed 76 new and renewal leases representing 470,867 square feet, of which 33 were new leases representing over 200,000 square feet, including 5 new anchor leases totaling 140,000 square feet

•	15.7% leasing spreads on all new leases (25.3% GAAP leasing spreads)
•12.7% leasing spreads on new anchor leases (21.3% GAAP leasing spreads)

•	7.5% leasing spreads on all renewal leases (12.4% GAAP leasing spreads)
•10.5% blended releasing spreads on all new and renewal leases (17.2% GAAP leasing spreads)

▪	Sold four non-core assets for a combined $59 million and used the proceeds to pay down an unsecured term loan

▪	Completed a $250 million ten-year unsecured term loan

Full Year Highlights

▪	Realized net loss attributable to common shareholders of $46.6 million, or $0.56 per common share

▪	Generated FFO of $171.2 million, or $2.00 per diluted common share

▪	Increased Same-Property NOI by 1.4%

▪	Executed 315 new and renewal leases representing 1,691,201 square feet, of which 118 were new leases representing over 518,000 square feet, including 12 anchor leases for 297,000 square feet

•	12.3% leasing spreads on all new leases (22.6% GAAP leasing spreads)
•8.4% leasing spreads on new anchor leases (15.4% GAAP leasing spreads)

•	5.4% leasing spreads on all renewal leases (9.9% GAAP leasing spreads)
•6.8% blended releasing spreads on all new and renewal leases (12.6% GAAP leasing spreads)

▪	Opened 135 new tenant spaces totaling 602,000 square feet

▪	Achieved a 94.6% leased rate and a 92.4% occupied rate for the retail operating portfolio as of December 31, 2018

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▪	Improved annualized base rent (ABR) for the operating retail portfolio by 5% to $16.84 per square foot while maintaining a recovery ratio of nearly 90%

▪	Increased small shop leased percentage by 70 basis points to 91.2%

▪	Exceeded annual disposition target by selling approximately $200 million in assets, using the proceeds to pay down debt

▪	Reduced net-debt-to-EBITDA ratio from 6.9x to 6.65x

▪	Increased weighted average debt maturity from 5.5 years to 5.8 years

Financial Results
Net loss attributable to common shareholders for the three months ended December 31, 2018, was $31.2 million, compared to net income of $2.3 million for the same period in 2017. Fourth quarter 2018 results included a $31.5 million impairment charge relating to certain properties.

Net loss attributable to common shareholders for the year ended December 31, 2018, was $46.6 million, compared to net income of $11.9 million for 2017. 2018 results included a $70.4 million impairment charge related to certain properties.

Dividends
On February 13, KRG’s Board of Directors declared a dividend of $0.3175 per common share. The dividend will be payable on or about March 29, 2019, to shareholders of record as of March 22, 2019.
Transactional Activity
In 2018, KRG completed the following property transactions:

•	Sold seven non-core assets for a combined $125 million

•	Entered into a strategic joint venture with Nuveen (formerly TH Real Estate) by selling an 80% interest in three core assets that resulted in gross proceeds of approximately $89 million

•	Redeemed a minority preferred equity interest (4% yield) in six retail properties for $22 million

Capital Markets Activity
In 2018, KRG conducted the following capital markets transactions:

•
Amended and restated the unsecured revolving credit facility, increasing borrowing capacity by $100 million to $600 million, reducing the credit spread by 30-45 basis points, and extending the term to April 2023

•	Obtained a ten-year, $250 million unsecured term loan and executed a hedge that resulted in a blended fixed rate of 4.75% for 7 years
Balance Sheet Overview
KRG currently has only a single $20.7 million mortgage maturing in 2020, and as of December 31, 2018, the debt portfolio had a weighted average maturity of 5.8 years.
As of December 31, 2018, KRG has $485 million of available liquidity, including unrestricted cash on hand and available revolver capacity.
Development Update
During 2018, KRG delivered six redevelopments on schedule and under budget. The projects have a collective incremental return on cost of 8.6%. Notable projects included City Center in White Plains, NY; Portofino Shopping Center in Houston, TX; and Rampart Commons, in Las Vegas, NV.
Disposition and Deleveraging Program
KRG plans to generate between $350 and $500 million of gross proceeds from asset sales. The sale proceeds will be used primarily to pay down debt. Upon completion of the asset sales, KRG expects to reduce its net-debt-to-EBITDA ratio to between 5.9x and 6.2x.

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2019 Earnings Guidance
KRG is introducing its guidance for 2019 FFO, as defined by NAREIT, in a range of $1.66 to $1.76 per diluted common share. The 2019 earnings guidance is based on the following key assumptions:

	Low	High
2018 FFO	$ 2.00	$ 2.00
Previously Disclosed FFO Impacts
Q1 - Q3 2018 Dispositions	(0.03)	(0.03)
Lease Accounting Rules [1]	(0.06)	(0.06)
Interest Expense	(0.03)	(0.03)
One-Time Income Items [2]	(0.05)	(0.05)
Subtotal - Previously Disclosed	(0.17)	(0.17)

Q4 2018 and Other Items:
Q4 2018 Dispositions	(0.02)	(0.02)
Other Items [3]	(0.06)	(0.04)
Subtotal - Q4 2018 & Other Items	(0.08)	(0.06)

2019 Items:
Same Store NOI [4] (1.25% - 2.25%)	0.03	0.05
G&A	(0.02)	(0.01)
Subtotal - 2019 Items	0.01	0.04

2019 FFO - Pre-2019 Planned Dispositions	1.76	1.82

2019 Disposition Net Impact [5,6]	(0.10)	(0.06)

FFO - Guidance	$ 1.66	$ 1.76

2019 Disposition Net Impact Annualized [6,7]	(0.29)	(0.20)

1.	Previously disclosed ($0.05) versus currently disclosed ($0.06).

2.	Relates to Eddy Street Commons development fee and cash and non-cash impact of Toys 'R Us bankruptcy.

3.	Includes non-recurring business interruption income collected in 2018 and reduced lease termination income.

4.	Includes $0.025 from executed anchor leases commencing in 2019.

5.	Disposition NOI less anticipated interest savings based on a weighted-average sale date of August 31, 2019.

6.	Low end of the range assumes $500 million in proceeds while high end of range assumes $350 million in proceeds

7.	Annualized 2019 disposition NOI less annualized anticipated interest savings.

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Earnings Conference Call
Kite Realty Group Trust will conduct a conference call to discuss its financial results on Wednesday, February 20, 2019, at 10:00 a.m. Eastern Time. A live webcast of the conference call will be available on KRG’s corporate website at www.kiterealty.com. The dial-in numbers are (844) 309-0605 for domestic callers and (574) 990-9933 for international callers (passcode 4793227). In addition, a webcast replay link will be available on the corporate website.
Additional Materials
Financial statements, exhibits, and reconciliations of non-GAAP measures attached to this release include the details of KRG’s results.
About Kite Realty Group Trust
Kite Realty Group Trust is a full-service, vertically integrated real estate investment trust (REIT) that provides communities with convenient and beneficial shopping experiences. We connect consumers to tenants in desirable markets through our portfolio of neighborhood, community, and lifestyle centers. Using operational, development, and redevelopment expertise, we continuously optimize our portfolio to maximize value and return to our shareholders. For more information, please visit our website at kiterealty.com.
Safe Harbor
Certain statements in this document that are not historical fact may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to: national and local economic, business, real estate and other market conditions, particularly in light of low growth in the U.S. economy as well as economic uncertainty caused by fluctuations in the prices of oil and other energy sources and inflationary trends or outlook; the risk that KRG may not be able to successfully complete the planned dispositions on favorable terms - or at all; financing risks, including the availability of, and costs associated with, sources of liquidity; KRG’s ability to refinance, or extend the maturity dates of, its indebtedness; the level and volatility of interest rates; the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies; the competitive environment in which KRG operates; acquisition, disposition, development and joint venture risks; property ownership and management risks; KRG’s ability to maintain its status as a real estate investment trust for federal income tax purposes; potential environmental and other liabilities; impairment in the value of real estate property KRG owns; the impact of online retail competition and the perception that such competition has on the value of shopping center assets; risks related to the geographical concentration of KRG’s properties in Florida, Indiana and Texas; insurance costs and coverage; risks associated with cybersecurity attacks and the loss of confidential information and other business interruptions; and other factors affecting the real estate industry generally. KRG refers you to the documents filed by KRG from time to time with the SEC, specifically the section titled “Risk Factors” in KRG’s and the Operating Partnership’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which discuss these and other factors that could adversely affect KRG’s results. KRG undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

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CORPORATE PROFILE

General Description

Kite Realty Group Trust is a full-service, vertically integrated real estate investment trust (REIT) engaged primarily in the ownership and operation, acquisition, development and redevelopment of high-quality neighborhood and community shopping centers in select markets in the United States. As of December 31, 2018, we owned interests in 111 operating and redevelopment properties totaling approximately 21.9 million square feet and one development project currently under construction.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our redevelopment and development portfolio, and identify additional opportunities to acquire or dispose of properties. New investments are focused in the shopping center sector primarily in markets where we believe we can leverage our existing infrastructure and relationships to generate attractive risk-adjusted returns or otherwise in desirable trade areas. Dispositions are generally designed to increase the quality of our portfolio and to strengthen the Company’s balance sheet.

Company Highlights as of December 31, 2018

	# of Properties	Total GLA /NRA	Owned GLA /NRA[2]
Operating Retail Properties [1]	105	21,195,672	15,069,025
Operating Office Properties and Other	3	498,098	498,098
Redevelopment Properties	3	242,516	242,516
Total Operating and Redevelopment Properties	111	21,936,286	15,809,639
Development Projects	1	530,000	8,500
Total All Properties	112	22,466,286	15,818,139
	Retail	Non-Retail	Total
Operating Properties – Leased Percentage[2]	94.6%	97.4%	94.7%
States			19

Stock Listing: New York Stock Exchange symbol: KRG

____________________
1	Includes the Whitehall Pike operating property, which is held for sale as of December 31, 2018.
2	Excludes square footage of structures located on land owned by the company and ground leased to tenants and adjacent non-owned anchors.

p. 7	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/18

CONTACT INFORMATION

Corporate Office
30 South Meridian Street, Suite 1100
Indianapolis, IN 46204
(888) 577-5600
(317) 577-5600
www.kiterealty.com

Investor Relations Contact:	Analyst Coverage:	Analyst Coverage:

Heath R. Fear	Robert W. Baird & Co.	DA Davidson
Executive Vice President, Chief Financial Officer	Mr. RJ Milligan	Mr. James O. Lykins
Kite Realty Group Trust	(813) 273-8252	(503) 603-3041
30 South Meridian Street, Suite 1100	rjmilligan@rwbaird.com	jlykins@dadco.com
Indianapolis, IN 46204
(317) 577-5660	Bank of America/Merrill Lynch	KeyBanc Capital Markets
hfear@kiterealty.com	Mr. Jeffrey Spector/Mr. Craig Schmidt	Mr. Jordan Sadler/Mr. Todd Thomas
	(646) 855-1363/(646) 855-3640	(917) 368-2280/(917) 368-2286
Transfer Agent:	jeff.spector@baml.com	tthomas@keybanccm.com
	craig.schmidt@baml.com	jsadler@keybanccm.com
Broadridge Financial Solutions
Ms. Kristen Tartaglione	Barclays	Raymond James
2 Journal Square, 7th Floor	Mr. Ross Smotrich/Ms. Linda Tsai	Mr. Paul Puryear/Mr. Collin Mings
Jersey City, NJ 07306	(212) 526-2306/(212) 526-9937	(727) 567-2253/(727) 567-2585
(201) 714-8094	ross.smotrich@barclays.com	paul.puryear@raymondjames.com
	linda.tsai@barclays.com	collin.mings@raymondjames.com
Stock Specialist:
	BTIG	Sandler O’Neill
GTS	Mr. Michael Gorman	Mr. Alexander Goldfarb
545 Madison Avenue	(212) 738-6138	(212) 466-7937
15th Floor	mgorman@btig.com	agoldfarb@sandleroneill.com
New York, NY 10022
(212) 715-2830	Capital One Securities, Inc.	Wells Fargo Securities, LLC
	Mr. Christopher Lucas	Mr. Jeffrey J. Donnelly, CFA /Ms. Tamara Fique
	(571) 633-8151	(617) 603-4262/(443) 263-6568
	christopher.lucas@capitalone.com	jeff.donnelly@wellsfargo.com
tamara.fique@wellsfargo.com
Citigroup Global Markets
Mr. Michael Bilerman/Ms. Christy McElroy
(212) 816-1383/(212) 816-6981
michael.bilerman@citigroup.com
christy.mcelroy@citigroup.com

p. 8	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/18

IMPORTANT NOTES INCLUDING NON-GAAP DISCLOSURES

Interim Information
This Quarterly Financial Supplemental contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 to be filed on or about February 27, 2019, which should be read in conjunction with this supplement. The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements
This supplemental information package, together with other statements and information publicly disseminated by us, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include but are not limited to:

•	national and local economic, business, real estate and other market conditions, particularly in connection with low or negative growth in the U.S. economy as well as economic uncertainty;

•	financing risks, including the availability of, and costs associated with, sources of liquidity;

•	our ability to refinance, or extend the maturity dates of, our indebtedness;

•	the level and volatility of interest rates;

•	the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies;

•	the competitive environment in which the Company operates;

•	acquisition, disposition, development and joint venture risks;

•	property ownership and management risks;

•	our ability to maintain our status as a real estate investment trust for federal income tax purposes;

•	potential environmental and other liabilities;

•	impairment in the value of real estate property the Company owns;

•	the actual and perceived impact of online retail on the value of shopping center assets;

•	risks related to the geographical concentration of our properties in Florida, Indiana and Texas;

•	insurance costs and coverage;

•	risks associated with cybersecurity attacks and the loss of confidential information and other business disruptions;

•	other factors affecting the real estate industry generally; and

•
other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form

10-K for the fiscal year ended December 31, 2017, and in our quarterly reports on Form 10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Disclosures

Funds from Operations
Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. The Company calculates FFO, a non-GAAP financial measure, in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts ("NAREIT"), as restated in 2018. The NAREIT white paper defines FFO as net income (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments, and after adjustments for unconsolidated partnerships and joint ventures.

Considering the nature of our business as a real estate owner and operator, the Company believes that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO (a) should not be considered as an alternative to net income (calculated in accordance with GAAP) for the purpose of measuring our financial performance, (b) is not an alternative to cash flow from operating activities (calculated in accordance with GAAP) as a measure of our liquidity, and (c) is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. A reconciliation of net income (calculated in accordance with GAAP) to FFO is included elsewhere in this Financial Supplement.

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IMPORTANT NOTES INCLUDING NON-GAAP DISCLOSURES (CONTINUED)

Adjusted Funds from Operations

Adjusted Funds From Operations (“AFFO”) is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. AFFO modifies FFO, as adjusted for certain cash and non-cash transactions not included in FFO. AFFO should not be considered an alternative to net income as an indication of the company's performance or as an alternative to cash flow as a measure of liquidity or ability to make distributions. Management considers AFFO a useful supplemental measure of the company’s performance. The Company’s computation of AFFO may differ from the methodology for calculating AFFO used by other REITs, and therefore, may not be comparable to such other REITs. A reconciliation of net income (calculcated in accordance with GAAP) to AFFO is included elsewhere in this Financial Supplement.

Net Operating Income and Same Property Net Operating Income
The Company uses property net operating income (“NOI”), a non-GAAP financial measure, to evaluate the performance of our properties. The Company defines NOI as income from our real estate, including lease termination fees received from tenants, less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions and certain corporate level expenses. The Company believes that NOI is helpful to investors as a measure of our operating performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as depreciation and amortization, interest expense, and impairment, if any.

The Company also uses same property NOI ("Same Property NOI"), a non-GAAP financial measure, to evaluate the performance of our properties. Same Property NOI excludes properties that have not been owned for the full period presented. It also excludes net gains from outlot sales, straight-line rent revenue, lease termination fees, amortization of lease intangibles and significant prior period expense recoveries and adjustments, if any. The Company believes that Same Property NOI is helpful to investors as a measure of our operating performance because it includes only the NOI of properties that have been owned and fully operational for the full quarters presented. The Company believes such presentation eliminates disparities in net income due to the acquisition or disposition of properties during the particular quarters presented and thus provides a more consistent comparison of our properties. The year-to-date results represent the sum of the individual quarters, as reported.

NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of our financial performance. Our computation of NOI and Same Property NOI may differ from the methodology used by other REITs, and therefore may not be comparable to such other REITs.

When evaluating the properties that are included in the same property pool, the Company has established specific criteria for determining the inclusion of properties acquired or those recently under development. An acquired property is included in the same property pool when there is a full quarter of operations in both years subsequent to the acquisition date. Development and redevelopment properties are included in the same property pool four full quarters after the properties have been transferred to the operating portfolio. A redevelopment property is first excluded from the same property pool when the execution of a redevelopment plan is likely and the Company begins recapturing space from tenants. For the quarter ended December 31, 2018, the Company excluded three redevelopment properties and the recently completed Beechwood Promenade, Burnt Store Marketplace, City Center, Fishers Station, and Rampart Commons redevelopments from the same property pool that met these criteria and were owned in both comparable periods.

Earnings Before Interest Expense, Income Tax Expense, Depreciation and Amortization (EBITDA)
The Company defines EBITDA, a non-GAAP financial measure, as net income before depreciation and amortization, interest expense and income tax expense of taxable REIT subsidiary. For informational purposes, the Company has also provided Adjusted EBITDA, which the Company defines as EBITDA less (i) EBITDA from unconsolidated entities, (ii) gains on sales of operating properties or impairment charges, (iii) other income and expense, (iv) noncontrolling interest EBITDA and (v) other non-recurring activity or items impacting comparability from period to period. Annualized Adjusted EBITDA is Adjusted EBITDA for the most recent quarter multiplied by four. Net Debt to Adjusted EBITDA is the Company's share of net debt divided by Annualized Adjusted EBITDA. EBITDA, Adjusted EBITDA, Annualized Adjusted EBITDA and Net Debt to Adjusted EBITDA, as calculated by us, are not comparable to EBITDA and EBITDA-related measures reported by other REITs that do not define EBITDA and EBITDA-related measures exactly as we do. EBITDA, Adjusted EBITDA and Annualized Adjusted EBITDA do not represent cash generated from operating activities in accordance with GAAP, and should not be considered alternatives to net income as an indicator of performance or as alternatives to cash flows from operating activities as an indicator of liquidity.

Considering the nature of our business as a real estate owner and operator, the Company believes that EBITDA, Adjusted EBITDA and the ratio of Net Debt to Adjusted EBITDA are helpful to investors in measuring our operational performance because they exclude various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, the Company has also provided Annualized Adjusted EBITDA, adjusted as described above. The Company believes this supplemental information provides a meaningful measure of our operating performance. The Company believes presenting EBITDA and the related measures in this manner allows investors and other interested parties to form a more meaningful assessment of our operating results.

p. 10	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/18

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

($ in thousands)
	December 31, 2018	December 31, 2017
Assets:
Investment properties, at cost	$3,641,120	$3,957,884
Less: accumulated depreciation	(699,927)	(664,614)
	2,941,193	3,293,270
Cash and cash equivalents	35,376	24,082
Tenant and other receivables, including accrued straight-line rent of $31,347 and $31,747 respectively, net of allowance for uncollectible accounts	58,059	58,328
Restricted cash and escrow deposits	10,130	8,094
Deferred costs and intangibles, net	95,264	112,359
Prepaid and other assets	12,764	12,465
Investments in unconsolidated subsidiaries	13,496	3,900
Asset held for sale	5,731	—
Total Assets	$3,172,013	$3,512,498
Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness, net	$1,543,301	$1,699,239
Accounts payable and accrued expenses	85,934	78,482
Deferred revenue and other liabilities	83,632	96,564
Total Liabilities	1,712,867	1,874,285
Commitments and contingencies
Limited Partners’ interests in the Operating Partnership and other redeemable noncontrolling interests	45,743	72,104
Shareholders’ Equity:
Kite Realty Group Trust Shareholders’ Equity:
Common Shares, $.01 par value, 225,000,000 shares authorized, 83,800,886 and 83,606,068 shares issued and outstanding at December 31, 2018 and December 31, 2017, respectively	838	836
Additional paid in capital	2,078,099	2,071,418
Accumulated other comprehensive (loss) income	(3,497)	2,990
Accumulated deficit	(662,735)	(509,833)
Total Kite Realty Group Trust Shareholders’ Equity	1,412,705	1,565,411
Noncontrolling Interests	698	698
Total Equity	1,413,403	1,566,109
Total Liabilities and Equity	$3,172,013	$3,512,498

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CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

($ in thousands, except per share data)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2017	2018	2017
Revenue:
Minimum rent	$63,902	$68,518	$266,377	$273,444
Tenant reimbursements	17,924	18,252	72,146	73,000
Other property related revenue	5,018	1,772	13,138	11,998
Fee income	93	377	2,523	377
Total revenue	86,937	88,919	354,184	358,819
Expenses:
Property operating	13,172	12,693	50,356	49,643
Real estate taxes	10,028	10,796	42,378	43,180
General, administrative, and other	4,957	5,360	21,320	21,749
Depreciation and amortization	36,299	40,758	152,163	172,091
Impairment charges	31,513	—	70,360	7,411
Total expenses	95,969	69,607	336,577	294,074
(Loss) gain on sale of operating properties, net	(4,725)	—	3,424	15,160
Operating (loss) income	(13,757)	19,312	21,031	79,905
Interest expense	(17,643)	(16,452)	(66,785)	(65,702)
Income tax benefit of taxable REIT subsidiary	150	36	227	100
Equity in loss of unconsolidated subsidiary	(303)	—	(278)	—
Other expense, net	(156)	(101)	(646)	(415)
Net (loss) income	(31,709)	2,795	(46,451)	13,888
Net loss (income) attributable to noncontrolling interests	488	(486)	(116)	(2,014)
Net (loss) income attributable to Kite Realty Group Trust common shareholders	$(31,221)	$2,309	$(46,567)	$11,874

(Loss) income per common share - basic and diluted	$(0.37)	$0.03	$(0.56)	$0.14

Weighted average common shares outstanding - basic	83,762,664	83,595,677	83,693,385	83,585,333
Weighted average common shares outstanding - diluted	83,762,664	83,705,764	83,693,385	83,690,418
Cash dividends declared per common share	$0.3175	$0.3175	$1.2700	$1.2250

p. 12	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/18

FUNDS FROM OPERATIONS[1]

($ in thousands, except per share data)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2017	2018	2017
Funds From Operations ("FFO")
Consolidated net (loss) income	$(31,709)	$2,795	$(46,451)	$13,888
Less: net income attributable to noncontrolling interests in properties	(172)	(428)	(1,151)	(1,731)
Add/Less: loss (gain) on sales of operating properties	4,725	—	(3,424)	(15,160)
Add: impairment charges	31,513	—	70,360	7,411
Add: depreciation and amortization of consolidated and unconsolidated entities, net of noncontrolling interests	36,534	40,425	151,856	170,315
FFO of the Operating Partnership[1]	40,891	42,792	171,190	174,723
Less: Limited Partners' interests in FFO	(982)	(971)	(4,109)	(3,966)
FFO attributable to Kite Realty Group Trust common shareholders[1]	$39,909	$41,821	$167,081	$170,757
FFO, as defined by NAREIT, per share of the Operating Partnership - basic	$0.48	$0.50	$2.00	$2.04
FFO, as defined by NAREIT, per share of the Operating Partnership - diluted	$0.48	$0.50	$2.00	$2.04

Weighted average common shares outstanding - basic	83,762,664	83,595,677	83,693,385	83,585,333
Weighted average common shares outstanding - diluted	83,822,752	83,705,764	83,744,896	83,690,418
Weighted average common shares and units outstanding - basic	85,808,725	85,580,898	85,740,449	85,566,272
Weighted average common shares and units outstanding - diluted	85,868,813	85,690,986	85,791,961	85,671,358

FFO, as defined by NAREIT, per diluted share/unit
Consolidated net (loss) income	$(0.37)	$0.03	$(0.54)	$0.16
Less: net income attributable to noncontrolling interests in properties	—	(0.01)	(0.01)	(0.03)
Add/Less: loss (gain) on sales of operating properties	0.05	—	(0.04)	(0.18)
Add: impairment charges	0.37	—	0.82	0.09
Add: depreciation and amortization of consolidated and unconsolidated entities, net of noncontrolling interests	0.43	0.48	1.77	2.00
FFO, as defined by NAREIT, of the Operating Partnership per diluted share/unit[1]	$0.48	$0.50	$2.00	$2.04

____________________
1
“FFO of the Operating Partnership" measures 100% of the operating performance of the Operating Partnership’s real estate properties. “FFO attributable to Kite Realty Group Trust common shareholders” reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership.

p. 13	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/18

ADJUSTED FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION

($ in thousands)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2017	2018	2017
Reconciliation of FFO, as adjusted, to Adjusted Funds from Operations (AFFO)
FFO, as defined by NAREIT, as adjusted, of the Operating Partnership	$40,891	$42,792	$171,190	$174,723
Add:
Depreciation of non-real estate assets	195	333	1,035	1,783
Amortization of deferred financing costs	1,724	662	3,944	2,676
Non-cash compensation expense	931	1,292	4,087	5,024
Less:
Straight-line rent	739	1,103	3,061	4,696
Market rent amortization income	872	1,162	6,360	3,677
Amortization of debt premium	547	713	2,630	2,913
Other cash and non-cash adjustments[1]	(1,551)	—	(287)	866
Capital expenditures[2]:
Maintenance capital expenditures[3]	1,156	639	4,469	2,863
Revenue enhancing tenant improvements – retail	4,564	1,135	13,827	12,689
Revenue enhancing tenant improvements – office	203	—	1,521	461
External lease commissions	608	467	2,511	1,893
Total AFFO of the Operating Partnership	$36,603	$39,860	$146,164	$154,148

Other Financial Information:
Scheduled debt principal payments	$1,388	$1,240	$5,349	$4,949
Capitalized interest cost	$418	$761	$1,833	$3,081
Mark to market lease amount in Deferred revenue and other liabilities on consolidated balance sheet	$69,501	$83,117

	December 31, 2018	December 31, 2017
Investment Properties, at Cost:
Land, building and improvements[4]	$3,598,017	$3,904,291
Furniture, equipment and other	7,741	8,453
Construction in progress	35,362	45,140
Total	$3,641,120	$3,957,884

____________________
1	The year-to-date amount reflects a tenant inducement write-off and non-cash termination fees.
2	Excludes landlord work, tenant improvements and leasing commissions relating to development and 3-R projects.
3	A portion of these capital improvements are reimbursed by tenants and are revenue producing.

p. 14	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/18

MARKET CAPITALIZATION AS OF DECEMBER 31, 2018

($ in thousands)
	Percent of Total Equity	Total Market Capitalization	Percent of Total Market Capitalization
Equity Capitalization:
Total Common Shares Outstanding	97.6%	83,800,886
Operating Partnership ("OP") Units Outstanding	2.4%	2,035,349
Combined Common Shares and OP Units	100.0%	85,836,235
Market Price of Common Shares		$14.09
Total Equity Capitalization		1,209,433	44%
Debt Capitalization:
Company Consolidated Outstanding Debt		1,543,301
Plus: Debt Premium and Issuance Costs, net		5,469
Plus: Company Share of Unconsolidated Joint Venture Debt		21,912
Less: Partner Share of Consolidated Joint Venture Debt[1]		(1,132)
Company Share of Outstanding Debt		1,569,550
Less: Cash, Cash Equivalents, and Restricted Cash		(46,048)
Total Net Debt Capitalization		1,523,502	56%
Total Enterprise Value		$2,732,935	100%

RATIO OF DEBT TO TOTAL UNDEPRECIATED ASSETS AS OF DECEMBER 31, 2018
Consolidated Undepreciated Real Estate Assets		$3,641,120
Company Share of Unconsolidated Real Estate Assets		37,743
		3,678,863
Total Debt Capitalization		1,524,634
Ratio of Debt to Total Undepreciated Real Estate Assets		41.4%

RATIO OF COMPANY SHARE OF NET DEBT TO EBITDA AS OF DECEMBER 31, 2018
Company's Consolidated Debt & Share of Unconsolidated Debt		$1,569,550
Less: Cash, Cash Equivalents, and Restricted Cash		(46,048)
		1,523,502
Q4 2018 EBITDA, Annualized:
- Consolidated EBITDA	$235,128
- Unconsolidated EBITDA	1,720
- Pro-forma adjustments [1]	(7,220)
- Minority Interest EBITDA [2]	(528)	229,100
Ratio of Company Share of Net Debt to EBITDA		6.65x

____________________
1	Relates to annualized EBITDA for properties sold during ($2.2 million) the quarter and a reduction to normalize other property related revenue to historical run rate ($5.0 million).
2	See page 18 for details. Excludes Territory Portfolio that was fully redeemed in November 2018.

p. 15	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/18

SAME PROPERTY NET OPERATING INCOME (NOI)

($ in thousands)
	Three Months Ended December 31,			Twelve Months Ended December 31,
	2018	2017	% Change	2018	2017	% Change
Number of properties for the quarter[1]	103	103

Leased percentage at period end	94.5%	94.8%		94.5%	94.8%
Economic Occupancy percentage[2]	92.7%	92.7%		92.8%	93.4%

Minimum rent	$59,544	$58,185		$235,278	$231,633
Tenant recoveries	16,724	16,052		67,156	64,774
Other income	1,115	1,178		2,056	2,027
	77,383	75,415		304,490	298,434

Property operating expenses	(10,954)	(10,295)		(43,565)	(41,168)
Bad debt expense	(1,053)	(537)		(2,405)	(2,508)
Real estate taxes	(9,538)	(9,414)		(39,829)	(39,107)
	(21,545)	(20,246)		(85,799)	(82,783)
Same Property NOI[3]	$55,838	$55,169	1.2%	$218,691	$215,651	1.4%

Reconciliation of Same Property NOI to Most Directly Comparable GAAP Measure:
Net operating income - same properties	$55,838	$55,169		$218,691	$215,651
Net operating income - non-same activity[4]	7,806	9,884		40,236	49,968
Other (expense) income, net	(216)	312		1,826	62
General, administrative and other	(4,957)	(5,360)		(21,320)	(21,749)
Impairment charges	(31,513)	—		(70,360)	(7,411)
Depreciation and amortization expense	(36,299)	(40,758)		(152,163)	(172,091)
Interest expense	(17,643)	(16,452)		(66,785)	(65,702)
(Loss) gains on sales of operating properties	(4,725)	—		3,424	15,160
Net loss (income) attributable to noncontrolling interests	488	(486)		(116)	(2,014)
Net (loss) income attributable to common shareholders	$(31,221)	$2,309		$(46,567)	$11,874

____________________
1
Same Property NOI excludes three properties in redevelopment, the recently completed Beechwood Promenade, Burnt Store Marketplace, City Center, Fishers Station, and Rampart Commons redevelopments as well as office properties.

2
Excludes leases that are signed but for which tenants have not yet commenced the payment of cash rent. Calculated as a weighted average based on the timing of cash rent commencement and expiration during the period.

3
Same Property NOI excludes net gains from outlot sales, straight-line rent revenue, lease termination fees, amortization of lease intangibles, fee income and significant prior period expense recoveries and adjustments, if any.

4	Includes non-cash activity across the portfolio as well as net operating income from properties not included in the same property pool including properties sold during both periods.

p. 16	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/18

NET OPERATING INCOME AND EBITDA BY QUARTER

($ in thousands)
	Three Months Ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Revenue:
Minimum rent[1]	$64,269	$65,328	$68,182	$68,965	$68,518
Tenant reimbursements	17,558	18,185	17,664	18,373	18,252
Other property related revenue[2]	3,586	1,582	4,368	434	358
Overage rent	830	87	100	148	780
Parking revenue, net[3]	170	82	83	67	218
	86,413	85,264	90,397	87,987	88,126
Expenses:
Property operating - Recoverable[4]	10,018	9,894	9,959	10,235	10,018
Property operating - Non-Recoverable[4]	2,888	1,978	2,413	1,984	2,417
Real estate taxes	9,861	11,047	10,265	10,591	10,638
	22,767	22,919	22,637	22,810	23,073
Net Operating Income - Properties	63,646	62,345	67,760	65,177	65,053
Other (Expenses) Income:
General, administrative, and other	(4,957)	(4,865)	(5,553)	(5,945)	(5,360)
Fee income	93	105	963	1,362	377
	(4,864)	(4,760)	(4,590)	(4,583)	(4,983)
Earnings Before Interest, Taxes, Depreciation and Amortization	58,782	57,585	63,170	60,594	60,070
Impairment charge	(31,513)	—	(14,777)	(24,070)	—
Depreciation and amortization	(36,299)	(36,858)	(40,451)	(38,556)	(40,758)
Interest expense	(17,643)	(16,058)	(16,746)	(16,337)	(16,452)
Equity in loss of unconsolidated subsidiary	(303)	—	—	—	—
Income tax benefit of taxable REIT subsidiary	150	27	28	23	36
Other expense, net	(156)	(379)	(115)	(151)	(101)
(Loss) gains on sales of operating properties	(4,725)	—	7,829	500	—
Net (loss) income	(31,709)	4,317	(1,062)	(17,997)	2,795
Less: Net loss (income) attributable to noncontrolling interests	488	(379)	(304)	80	(486)
Net (loss) income attributable to Kite Realty Group Trust	$(31,221)	$3,938	$(1,366)	$(17,917)	$2,309
NOI/Revenue	73.7%	73.1%	75.0%	74.1%	73.8%
Recovery Ratios[5]
- Retail Properties	90.7%	89.3%	89.7%	90.5%	89.3%
- Consolidated	88.3%	86.8%	87.3%	88.2%	88.4%

____________________
1	Minimum rent includes $5.1 million in ground lease-related revenue for the three months ended December 31, 2018.
2
Other property related revenue for the three months ended December 31, 2018 includes $2.8 million of business interruption income and $0.5 million of lease termination income, neither of which are components of same property net operating income.

3
Parking revenue, net represents the net operating results of the Eddy Street Parking Garage and the Union Station Parking Garage. In the three months ended December 31, 2018, this amount was calculated as revenue of $602,000 less real estate taxes and property operating expenses of $167,000 and $265,000, respectively.

4
Recoverable expenses include total management fee expense (or recurring G&A expense of $1.4 million) allocable to the property operations in the three months ended December 31, 2018, a portion of which is recoverable. Non-recoverable expenses primarily include bad debt provision, ground rent, professional fees, and operating costs for Lake Lofts at Deerwood prior to its sale.

5	“Recovery Ratio” is computed by dividing tenant reimbursements by the sum of recoverable property operating expense and real estate tax expense.

p. 17	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/18

CONSOLIDATED JOINT VENTURE SUMMARY - DECEMBER 31, 2018

($ in thousands)

Ownership
Joint Venture Entity	Location (MSA)	Owned GLA	KRG Ownership %	Current KRG Economic Ownership%[1]
Delray Marketplace	Delray, FL	260,255	50%	98%
Pan Am Plaza	Indianapolis, IN	—	85%	85%
Crossing at Killingly Commons	Killingly, CT	208,929	55%	90%
Balance Sheet		Current Partner Economic Ownership %
Joint Venture Entity	Debt Balance		Partner Share of Debt	Redeemable Noncontrolling Interest
Delray Marketplace	$56,550	2%	$1,132	$—
Pan Am Plaza	—	15%	—	—
Crossing at Killingly Commons	—	10%	—	10,070
Total	$56,550		$1,132	$10,070
Income Statement
Joint Venture Entity			Quarterly Minority Interest	Annualized Minority Interest
Delray Marketplace			$—	$—	KRG has an 8% cumulative preferred return
Pan Am Plaza			—	—	Project currently in Land Held For Development
Crossing at Killingly Commons			132	528	Partner receives a fixed annual preferred payment of 5.5% on $9.6 million
Territory Portfolio			40	—	The Company acquired its partners' remaining interests in this joint venture in November 2018 for $11.9 million.
Total			$172	$528

____________________
1	Economic ownership % represents the Company's share of cash flow.

p. 18	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/18

UNCONSOLIDATED JOINT VENTURE SUMMARY - DECEMBER 31, 2018

($ in thousands)
	Joint Ventures

Venture	Eddy Street Embassy Suites [1]	TH Real Estate [2]
KRG Ownership Interest	35%	20%

Condensed Balance Sheets
Real Estate Investment	$43,044	$96,277
Cash	1,969	1,270
Other Assets	2,115	8,290
Total Assets	$47,128	$105,837

Debt	$32,953	$51,890
Other Liabilities	5,145	5,037
Total Liabilities	38,098	56,927

Partners' Equity	9,030	48,910
Total Liabilities and Equity	$47,128	$105,837

KRG Share of Equity	$1,088	$9,782
KRG Share of Debt	11,534	10,378

Condensed Income Statement - 3 Months Ended December 31, 2018
Rental Revenue	$—	$2,368
Other Property-Related Revenue	1,784	3
Total Revenue	1,784	2,371

Property Operating Expenses	(1,554)	(795)
Net Operating Income (Loss)	230	1,576

Depreciation & Amortization Expense	(583)	(1,157)
Interest Expense	(425)	(553)
Other Expense	(113)	(19)
Net loss	$(891)	$(153)

Company's Share of Net Loss	(312)	(31)

Company's Share of EBITDA
Eddy Street Embassy Suites	$81
TH Real Estate	315
Other [3]	34
	430
Annualized	$1,720

1	The joint venture owns and operates a full service Embassy Suites at the University of Notre Dame that opened in September 2018.
2	The joint venture was formed on June 29, 2018 and owns Livingston Shopping Center, Plaza Volente, and Tamiami Crossing.
3	The Company owns a 20% stake in an investment trust utilized for tax-deferral exchanges

p. 19	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/18

SUMMARY OF OUTSTANDING DEBT AS OF DECEMBER 31, 2018

($ in thousands)
TOTAL OUTSTANDING DEBT [1]
	Outstanding Amount	Ratio	Weighted Average Interest Rate	Weighted Average Maturity (in years)
Fixed Rate Debt	$1,475,879	94%	4.11%	5.8
Variable Rate Debt	72,891	5%	4.21%	6.9
Net Debt Premiums and Issuance Costs, Net	(5,469)	N/A	N/A	N/A
Total Consolidated Debt	1,543,301	99%	4.13%	5.8
KRG Share of Unconsolidated Debt	21,912	1%	3.82%	7.4
Total	$1,565,213	100%	4.11%	5.8

SCHEDULE OF MATURITIES BY YEAR
	Secured Debt
	Scheduled Principal Payments	Term Maturities	Unsecured Debt [2]	Total Consolidated Debt	Total Unconsolidated Debt	Total Outstanding Debt
2019	$5,034	$—	$—	5,034	$—	5,034
2020	5,396	20,700	—	26,096	100	26,196
2021	4,627	159,875	95,000	259,502	245	259,747
2022	1,113	205,208	—	206,321	258	206,579
2023	806	181,940	140,600	323,346	270	323,616
2024	854	—	—	854	10,661	11,515
2025	904	16,941	80,000	97,845	—	97,845
2026 And Beyond	4,672	100	625,000	629,772	10,378	640,150
Net Debt Premiums and Issuance Cost, Net	(5,469)	—	—	(5,469)	—	(5,469)
Total	$17,937	$584,764	$940,600	$1,543,301	$21,912	$1,565,213

1
Fixed rate debt includes, and variable rate date excludes, the portion of such debt that has been hedged by interest rate derivatives. As of December 31, 2018, $391.2 million in variable rate debt is hedged for a weighted average of 2.9 years.

2
This presentation reflects the Company's exercise of its option to extend the maturity date by one year to April 22, 2023 for the Company's unsecured credit facility.The ability to exercise this option is subject to certain conditions, which the Company does not unilaterally control.

($ In millions)
$400
$300
$200
$100
$0
95.0
95.0
45.6
300.0
250.0
212.5
165.9
181.9
80.0
75.0
20.7
11.5
16.9
10.4
10.1
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2030
Mortgage Debt
Unconsolidated
Line of Credit
Unsecured Debt
Unsecured Term Loans

(1) Chart excludes annual principal payments and net premiums on fixed rate debt.

p. 20	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/18

MATURITY SCHEDULE OF OUTSTANDING DEBT AS OF DECEMBER 31, 2018

($ in thousands)
Property	Lender	Interest Rate[1]	Maturity Date	Balance as of December 31, 2018	% of Total Outstanding

2019 Debt Maturities				—	—%

Lake City Commons/12th Street Plaza/University Town Center II	CMBS	5.70%	9/1/2020	20,700
2020 Debt Maturities				20,700	1.3%

Waxahachie Crossing	CMBS	5.55%	3/1/2021	7,750
International Speedway Square	CMBS	5.77%	4/1/2021	18,646
Lima Marketplace	CMBS	5.80%	4/1/2021	8,383
Bell Oaks Centre	CMBS	5.59%	4/1/2021	6,548
Northcrest Shopping Center	CMBS	5.48%	5/1/2021	15,780
University Town Center	CMBS	5.48%	6/1/2021	18,690
Village at Bay Park	CMBS	5.58%	6/1/2021	9,183
Silver Springs Pointe	CMBS	5.03%	7/1/2021	8,800
Lake Mary Plaza	CMBS	5.10%	7/1/2021	5,080
Unsecured Term Loan [2]	KeyBank (Admin. Agent)	LIBOR + 130	7/28/2021	95,000
Bayport Commons	CMBS	5.44%	9/1/2021	11,668
Eddy Street Commons	CMBS	5.44%	9/1/2021	22,630
Four Property Pool Loan	CMBS	5.44%	9/1/2021	32,785
2021 Debt Maturities				260,943	16.6%

Centre at Panola, Phase I	CMBS	6.78%	1/1/2022	1,332
Delray Marketplace [3]	Bank of America	LIBOR + 160	2/5/2022	56,550
Palm Coast Landing	CMBS	5.00%	3/1/2022	21,927
Bayonne Crossing	CMBS	4.33%	4/1/2022	43,735
Saxon Crossing	CMBS	4.65%	7/1/2022	11,400
Merrimack Village Center	CMBS	4.36%	7/6/2022	5,445
Shops at Moore	CMBS	4.29%	9/1/2022	21,300
Shops at Julington Creek	CMBS	4.60%	9/1/2022	4,785
Centre Point Commons	CMBS	4.34%	10/1/2022	14,410
Miramar Square	CMBS	4.16%	12/1/2022	31,625
2022 Debt Maturities				212,509	13.5%
See footnotes on next page

p. 21	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/18

MATURITY SCHEDULE OF OUTSTANDING DEBT AS OF DECEMBER 31, 2018 (CONTINUED)

($ in thousands)
Property	Lender	Interest Rate[1]	Maturity Date	Balance as of December 31, 2018	% of Total Outstanding

Centennial Gateway / Eastgate	CMBS	3.81%	1/1/2023	44,385
Centennial Center	CMBS	3.83%	1/6/2023	70,455
Eastern Beltway	CMBS	3.83%	1/6/2023	34,100
The Corner	CMBS	4.10%	3/1/2023	14,750
Chapel Hill	CMBS	3.78%	4/1/2023	18,250
Unsecured Credit Facility [2,5,6]	KeyBank (Admin. Agent)	LIBOR + 115	4/22/2023	45,600
Senior Unsecured Note	Various	4.23%	9/10/2023	95,000
2023 Debt Maturities				322,540	20.5%

2024 Debt Maturities				—	—%

Thirty South	Associated Bank	LIBOR + 150	6/30/2025	16,941
Senior Unsecured Note	Various	4.47%	9/10/2025	80,000
2025 Debt Maturities				96,941	6.2%

Senior Unsecured Note	Various	4.00%	10/1/2026	300,000
Senior Unsecured Note	Various	4.57%	9/10/2027	75,000
Unsecured Term Loan [2,7]	KeyBank (Admin. Agent)	LIBOR + 200	10/24/2028	250,000
Rampart Commons	CMBS	5.73%	6/10/2030	10,137
2026 And Beyond Debt Maturities				635,137	40.4%
NET PREMIUMS ON ACQUIRED DEBT & ISSUANCE COSTS				(5,469)
TOTAL DEBT PER CONSOLIDATED BALANCE SHEET				$1,543,301	98.6%

Unconsolidated Debt
Embassy Suites at University of Notre Dame [8]	1st Source Bank	LIBOR + 250	7/1/2024	11,534
TH Realty [4]	MetLife Real Estate Lending	4.09%	7/1/2028	10,378
TOTAL UNCONSOLIDATED DEBT				21,912	1.4%
TOTAL CONSOLIDATED AND UNCONSOLIDATED DEBT				$1,565,213	100.0%

____________________
1	At December 31, 2018, one-month LIBOR was 2.50%.
2	The Company has 92 unencumbered properties of which 87 are wholly owned and included in the unencumbered property pool of our unsecured facilities.
3	Property is held in a joint venture. The loan is guaranteed by Kite Realty Group, LP. See Joint Venture Summary on page 18 for additional detail.
4	Properties are held in joint venture. See Joint Venture Summary on page 19 for additional detail.
5	Assumes Company exercises its option to extend the maturity date by one year
6	Total Availability under our credit facility is $600 million.
7	Assumes Company exercises three one year options to extend the maturity date by three years
8
KRG's share of total loan commitment is $11.83 million. Beginning on July 1, 2019 the loan will convert to a fixed rate loan with an interest rate of 5.02%. On August 1, 2020 the loan will begin amortizing.

p. 22	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/18

UNSECURED PUBLIC DEBT COVENANTS

	December 31, 2018	Debt Covenant Threshold[1]

Total Debt to Undepreciated Assets	40.9%	<60%

Secured Debt to Undepreciated Assets	16.2%	<40%

Undepreciated Unencumbered Assets to Unsecured Debt	260.1%	>150%

Debt Service Coverage	3.3	>1.5x

Senior Unsecured Debt Ratings:
Moody's Investors Service	Baa3/Stable
Standard & Poor's Rating Services	BBB-/Stable

Liquidity ($ in thousands)
Cash and cash equivalents	$35,376
Availability under unsecured credit facility	449,509
	$484,885

____________________
1	For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the terms, refer to the Company's filings with the SEC.

p. 23	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/18

TOP 10 RETAIL TENANTS BY TOTAL GROSS LEASABLE AREA (GLA)

As of December 31, 2018

This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2018.

Tenant	Number of Locations	Total GLA	Number of Leases	Company Owned GLA	Ground Lease GLA	Number of Anchor Owned Locations	Anchor Owned GLA
Walmart Stores, Inc.[1]	13	2,244,581	5	—	811,956	8	1,432,625
Target Corporation	15	2,202,085	—	—	—	15	2,202,085
Lowe's Companies, Inc.	14	2,072,666	5	128,997	650,161	9	1,293,508
Home Depot Inc.	6	788,167	1	—	131,858	5	656,309
Kohl's Corporation	8	694,386	5	184,516	244,010	3	265,860
Publix Super Markets, Inc.	14	670,665	14	670,665	—	—	—
The TJX Companies, Inc. [2]	22	650,156	22	650,156	—	—	—
Bed Bath & Beyond, Inc. [3]	19	493,719	19	493,719	—	—	—
Ross Stores, Inc.[4]	16	458,520	16	458,520	—	—	—
Petsmart, Inc.	17	351,648	17	351,648	—	—	—
Total	144	10,626,593	104	2,938,221	1,837,985	40	5,850,387

____________________
1	Includes Sam's Club, which is owned by the same parent company.
2
Includes TJ Maxx (13), Home Goods (3) and Marshalls (6), all of which are owned by the same parent company. Includes two stores totaling 50,174 square feet at properties owned in unconsolidated joint ventures.

3
Includes Bed Bath and Beyond (11), Buy Buy Baby (4), Christmas Tree Shops (1), and Cost Plus World Market (3), all of which are owned by the same parent company. Includes two stores totaling 43,269 square feet at properties owned in unconsolidated joint ventures.

4	Includes one store totaling 25,000 square feet at a property owned in an unconsolidated joint venture.

p. 24	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/18

TOP 25 TENANTS BY ANNUALIZED BASE RENT

As of December 31, 2018
($ in thousands, except per square foot data)
This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2018.

	Number of Stores			Annualized Base Rent[3,4]		Annualized Base Rent per Sq. Ft.[4]
Tenant (# Stores)	Wholly Owned	JV1	Total Leased GLA/NRA[2]	Pro-Rata Share	100%	Pro-Rata Share	100%	% of Total Portfolio Annualized Base Rent[4]
The TJX Companies, Inc.[5]	20	2	650,156	$6,463	$7,013	$10.60	$10.79	2.6%
Publix Super Markets, Inc.	14	—	670,665	6,739	6,739	10.05	10.05	2.5%
Bed Bath & Beyond, Inc.[6]	17	2	493,719	5,400	6,093	11.76	12.34	2.3%
PetSmart, Inc.	16	1	351,648	5,151	5,347	15.17	15.21	2.0%
Ross Stores, Inc.	15	1	458,520	4,979	5,224	11.35	11.39	1.9%
Lowe's Companies, Inc.	5	—	128,997	5,080	5,080	6.52	6.52	1.9%
Nordstrom, Inc. / Nordstrom Rack (6)	5	1	197,797	3,559	4,035	20.69	20.40	1.5%
Michaels Stores, Inc.	13	1	296,540	3,794	3,970	13.41	13.39	1.5%
Ascena Retail Group[7]	32	—	198,882	3,912	3,912	19.67	19.67	1.5%
Dick's Sporting Goods, Inc.[8]	7	—	340,502	3,627	3,627	10.65	10.65	1.3%
LA Fitness	5	—	208,209	3,574	3,574	17.16	17.16	1.3%
Office Depot (8) / Office Max (4)	12	—	245,455	3,381	3,381	13.77	13.77	1.3%
Best Buy Co., Inc.	6	—	213,604	3,084	3,084	14.44	14.44	1.1%
National Amusements	1	—	80,000	2,953	2,953	36.92	36.92	1.1%
Kohl's Corporation	5	—	184,516	2,927	2,927	6.83	6.83	1.1%
Petco Animal Supplies, Inc.	12	—	167,455	2,819	2,819	16.83	16.83	1.0%
Burlington Stores, Inc.	4	—	303,400	2,806	2,806	9.25	9.25	1.0%
Walmart Stores, Inc.[9]	5	—	—	2,652	2,652	3.27	3.27	1.0%
Ulta Beauty, Inc.	10	2	127,459	2,166	2,603	19.55	20.42	1.0%
DSW Inc.	8	1	175,133	2,214	2,509	13.87	14.33	0.9%
Mattress Firm Holdings Corp (15) / Sleepy's (4)	19	—	87,585	2,454	2,454	28.02	28.02	0.9%
Stein Mart, Inc.	8	1	307,222	2,140	2,399	7.60	7.81	0.9%
Frank Theatres	2	—	122,224	2,350	2,350	19.23	19.23	0.9%
Hobby Lobby Stores, Inc.	5	—	271,254	2,190	2,190	8.07	8.07	0.8%
The Kroger Co.10	3	—	60,268	2,099	2,099	9.19	9.19	0.8%
TOTAL	249	12	6,341,210	$88,513	$91,839	$11.05	$11.18	34.1%

____________________
1	JV Stores represent stores at unconsolidated properties.
2	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.
3
Annualized base rent represents the monthly contractual rent for December 31, 2018 for each applicable tenant multiplied by 12. Annualized base rent does not include tenant reimbursements. Annualized base rent at pro-rata share represents 100% of the annualized base rent at consolidated properties and our share of the annualized base rent at unconsolidated properties.

4	Annualized base rent and percent of total portfolio includes ground lease rent.
5	Includes TJ Maxx (13), Marshalls (6) and HomeGoods (3), all of which are owned by the same parent company.
6	Includes Bed Bath and Beyond (11), Buy Buy Baby (4) Christmas Tree Shops, (1) and Cost Plus World Market (3), all of which are owned by the same parent company.
7	Includes Ann Taylor (5), Catherines (1), Dress Barn (11), Lane Bryant (7), Justice Stores (4) and Maurices (4), all of which are owned by the same parent company.
8	Includes Dick's Sporting Goods (6) and Golf Galaxy (1), both of which are owned by the same parent company.
9	Includes Sam's Club, which is owned by the same parent company.
10	Includes Kroger (1), Harris Teeter (1), and Smith's (1), all of which are owned by the same parent company.

p. 25	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/18

RETAIL LEASING SPREADS

			Comparable Space[3,4]
Category	Total Leases	Total Sq. Ft.	Leases	Sq. Ft.	Prior Rent PSF[4]	New Rent PSF[4,5]	Cash Rent Spread	GAAP Rent Spread[6]	TI, LL Work, Lease Commissions PSF[7]
New Leases - Q4, 2018	33	202,555	19	170,995	$15.11	$17.48	15.7%	25.3%	$54.59
New Leases - Q3, 2018	33	108,108	20	46,786	24.34	26.88	10.4%	30.2%	53.96
New Leases - Q2, 2018	32	123,379	17	30,480	25.90	31.88	23.1%	39.5%	56.43
New Leases - Q1, 2018[2]	20	84,176	13	57,694	18.01	17.61	(2.2)%	(0.3)%	15.49
Total - 2018	118	518,218	69	305,955	$18.14	$20.38	12.3%	22.6%	$48.38

Renewals - Q4, 2018	43	268,312	43	268,312	$16.23	$17.44	7.5%	12.4%	$0.90
Renewals - Q3, 2018[1]	60	337,500	60	337,500	18.69	19.40	3.8%	8.6%	0.06
Renewals - Q2, 2018	49	233,517	49	233,517	20.32	21.98	8.2%	13.7%	0.80
Renewals - Q1, 2018[2]	45	333,654	45	333,654	16.61	17.12	3.1%	6.6%	0.97
Total - 2018	197	1,172,983	197	1,172,983	$17.86	$18.82	5.4%	9.9%	$0.66

Total - Q4, 2018	76	470,867	62	439,307	$15.79	$17.45	10.5%	17.2%	$21.80
Total - Q3, 2018[1]	93	445,608	80	384,286	19.37	20.31	4.9%	11.4%	6.63
Total - Q2, 2018	81	356,896	66	263,997	20.96	23.13	10.3%	16.3%	7.22
Total - Q1, 2018[2]	65	417,830	58	391,348	16.81	17.19	2.3%	5.3%	3.11
Total - 2018	315	1,691,201	266	1,478,938	$17.92	$19.14	6.8%	12.6%	$10.31

________________
1	Excluding one strategic anchor anchor renewal, renewal and blended cash rental spreads were 6.7% and 7.3%, respectively.
2
Excluding one anchor tenant lease that did not require the Company to expend any capital and one strategic anchor renewal, new and renewal lease cash spreads were 16.5% (cost $32.22 PSF) and 7.0%, respectively, for a blended cash rent spread of 8.2%.

3
Comparable space leases on this report are included for retail properties only. Leases at our two office properties, Thirty South Meridian and Eddy Street Commons, one property held for sale, and ground leases are excluded.

4
Comparable leases represent those leases signed for which there was a former tenant within the last 12 months. Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term. All amounts reported at lease execution.

5	Contractual rent represents contractual minimum rent per square foot for the first 12 months of the lease.
6	The aggregate spread on a straight-line basis over the contractual life of the lease to the comparable lease.
7	Includes redevelopment costs for tenant specific landlord work and tenant allowances provided to tenants at properties in the 3-R pipeline.

p. 26	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/18

LEASE EXPIRATIONS – OPERATING PORTFOLIO

As of December 31, 2018

($ in thousands, except per square foot data)

This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2018.

			Expiring Annualized Base Rent[3,4]			Expiring Annualized Base Rent per Sq. Ft.
	Number of Expiring Leases[1]	Expiring GLA/NRA[2]	Pro-Rata Share	100%	% of Total Annualized Base Rent	Pro-Rata Share	100%	Expiring Ground Lease Revenue
2019	182	951,377	$14,292	$14,404	5.8%	$15.10	$15.14	$252
2020	241	1,855,224	27,275	27,479	11.0%	14.75	14.81	1,511
2021	298	1,788,089	29,426	29,737	11.9%	16.56	16.63	605
2022	298	1,977,920	33,840	33,937	13.6%	17.14	17.16	1,240
2023	331	2,343,755	42,458	42,526	17.1%	18.14	18.14	2,018
2024	173	1,309,791	21,849	24,174	9.7%	18.87	18.46	689
2025	89	797,080	13,360	14,397	5.8%	17.77	18.06	736
2026	82	807,742	10,706	11,422	4.6%	14.16	14.14	1,320
2027	76	715,216	11,261	11,765	4.7%	16.82	16.45	358
2028	88	817,361	13,693	13,735	5.5%	16.78	16.80	4,101
Beyond	84	1,408,348	25,367	25,367	10.2%	18.01	18.01	7,631
	1,942	14,771,903	$243,528	$248,943	100.0%	$16.86	$16.85	$20,461

____________________
1	Lease expiration table reflects rents in place as of December 31, 2018 and does not include option periods; 2019 expirations include 16 month-to-month tenants. This column also excludes ground leases.
2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.
3	Annualized base rent represents the monthly contractual rent for December 2018 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.
4	55% of our annualized base rent is generated from tenants occupying less than 16,000 square feet.

p. 27	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/18

LEASE EXPIRATIONS – RETAIL ANCHOR TENANTS[1]

As of December 31, 2018

($ in thousands, except per square foot data)

This table includes the following:

•	Operating retail properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2018.

			Expiring Annualized Base Rent[4]			Expiring Annualized Base Rent per Sq. Ft.
	Number of Expiring Leases[2]	Expiring GLA/NRA[3]	Pro-Rata Share	100%	% of Total Annualized Base Rent	Pro-Rata Share	100%	Expiring Ground Lease Revenue
2019	15	523,575	$4,333	$4,333	1.7%	$8.28	$8.28	$—
2020	39	1,343,950	14,730	14,730	5.9%	10.96	10.96	1,111
2021	41	1,123,223	12,651	12,651	5.1%	11.26	11.26	—
2022	48	1,281,840	15,931	15,931	6.4%	12.43	12.43	745
2023	57	1,483,146	21,299	21,299	8.6%	14.36	14.36	1,551
2024	30	875,676	10,733	12,917	5.2%	14.74	14.75	—
2025	20	476,142	5,479	6,450	2.6%	12.66	13.55	381
2026	17	554,351	4,543	5,259	2.1%	9.04	9.49	750
2027	19	504,403	5,504	6,007	2.4%	12.00	11.91	—
2028	18	543,266	6,680	6,680	2.7%	12.30	12.30	2,710
Beyond	33	1,189,157	19,083	19,083	7.7%	16.05	16.05	4,398
	337	9,898,729	$120,966	$125,342	50.3%	$12.59	$12.66	$11,645

____________________
1	Retail anchor tenants are defined as tenants that occupy 10,000 square feet or more.
2	Lease expiration table reflects rents in place as of December 31, 2018 and does not include option periods; 2019 expirations include one month-to-month tenant.
3	Expiring GLA excludes square footage for non-owned ground lease structures on land we own and ground leased to tenants.
4	Annualized base rent represents the monthly contractual rent for December 2018 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 28	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/18

LEASE EXPIRATIONS – RETAIL SHOPS

As of December 31, 2018

($ in thousands, except per square foot data)

This table includes the following:

•	Operating retail properties; and

•	Development/Redevelopment property tenants open for business as of December 31, 2018.

			Expiring Annualized Base Rent[3]			Expiring Annualized Base Rent per Sq. Ft.
	Number of Expiring Leases[1]	Expiring GLA/NRA[2]	Pro-Rata Share	100%	% of Total Annualized Base Rent	Pro-Rata Share	100%	Expiring Ground Lease Revenue
2019	166	422,549	$9,858	$9,969	4.0%	$23.61	$23.59	$252
2020	200	497,963	12,289	12,492	5.0%	25.00	25.09	400
2021	255	657,067	16,577	16,888	6.8%	25.66	25.70	605
2022	245	631,060	16,638	16,735	6.7%	26.50	26.52	495
2023	269	730,674	19,971	20,039	8.0%	27.43	27.42	467
2024	141	401,632	10,707	10,847	4.4%	26.95	27.01	689
2025	65	203,950	5,819	5,885	2.4%	28.81	28.85	355
2026	65	253,391	6,163	6,163	2.5%	24.32	24.32	570
2027	56	201,659	5,479	5,479	2.2%	27.17	27.17	358
2028	69	217,601	5,784	5,826	2.3%	26.76	26.77	1,391
Beyond	49	164,470	5,111	5,111	2.1%	31.08	31.08	3,234
	1,580	4,382,016	$114,396	$115,434	46.4%	$26.32	$26.34	$8,816

____________________
1
Lease expiration table reflects rents in place as of December 31, 2018, and does not include option periods; 2019 expirations include 15 month-to-month tenants. This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land we own and ground leased to tenants.
3	Annualized base rent represents the monthly contractual rent for December 2018 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 29	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/18

LEASE EXPIRATIONS – OFFICE TENANTS AND OTHER

As of December 31, 2018

($ in thousands, except per square foot data)

	Number of Expiring Leases[1]	Expiring GLA/NRA[1]	Expiring Annualized Base Rent[2]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.
2019	1	5,253	$101	—%	$—
2020	2	13,311	256	0.1%	19.25
2021	2	7,799	198	0.1%	25.35
2022	5	65,020	1,271	0.5%	19.55
2023	5	129,935	1,188	0.5%	9.15
2024	2	32,483	410	0.2%	12.62
2024	4	116,988	2,062	0.8%	17.62
2026	—	—	—	—%	—
2027	1	9,154	278	0.1%	30.38
2028	—	—	—	0.0%	—
Beyond[3]	3	111,215	2,402	1.0%	21.59
	25	491,158	$8,166	3.3%	$16.63

____________________
1	Lease expiration table reflects rents in place as of December 31, 2018 and does not include option periods. This column also excludes ground leases.
2	Annualized base rent represents the monthly contractual rent for December 2018 for each applicable tenant multiplied by 12. Excludes tenant reimbursements.
3	Expiring NRA includes 48,903 square feet leased to the Company and subsidiaries.

p. 30	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/18

DEVELOPMENT PROJECT UNDER CONSTRUCTION

($ in thousands)

As of December 31, 2018

Project	Company Ownership %	MSA	Projected Stabilization Date[1]	Projected Owned GLA[2]	Projected Total GLA[3]	Percent of Owned GLA Occupied[4]	Percent of Owned GLA Pre-Leased/ Committed	KRG Share of Total Estimated Project Cost [5]	KRG Share of Cost Incurred as of December 31, 2018	Return on Cost
Eddy Street Commons at Notre Dame, IN - Phase II	100%	South Bend	Q4 2020	8,500	530,000	—%	—%	$10,000	$4,389	11.0% - 13.0%
Total				8,500	530,000	—%	—%	$10,000	$4,389	11.0% - 13.0%

Projected Annualized Development / Redevelopment Cash NOI Summary
Remaining Under Construction Development / Redevelopment Cash NOI (excluding hotel)	$1,323
Remaining Transitional Development / Redevelopment Cash NOI	636
Total Remaining Annual Cash NOI	$1,959

Summary of Construction In Progress on Consolidated Balance Sheet:
Under Construction Development / Redevelopment CIP	$5,559
Transitional Development / Redevelopment CIP	514
Holly Springs Towne Center - Phase III	5,872
Various tenant improvements and small projects	23,417
Construction In Progress on Consolidated Balance Sheet	$35,362

____________________
1	Stabilization date represents near completion of project construction and substantial occupancy of the property.
2
Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

3
Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

4	Includes tenants that have taken possession of their space or have begun paying rent.
5
Total estimated cost of all components of Eddy Street Phase II equals $90.8 million, consisting of KRG estimated project cost ($10.0 million), TIF ($16.1 million), and residential apartments and townhomes to be ground subleased to unrelated third party ($64.7 million).

p. 31	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/18

REDEVELOPMENT, REPOSITION, AND REPURPOSE PROJECTS AND OPPORTUNITIES

($ in thousands)

Property	Location (MSA)	Description	Projected ROI[1]	Projected Cost	Percentage of Cost Spent	Est. Stabilized Period
Centennial Center A	Las Vegas, NV	Reposition of two retail buildings totaling 14,000 square feet, and the addition of a Panera Bread outlot. Addition of traffic signal and other significant building/site enhancements.	13.5% - 14.5%	$3,500 - $4,500	63%	Q1 2019

UNDER CONSTRUCTION REDEVELOPMENT, REPOSITION, REPURPOSE TOTALS			13.5% - 14.5%	$3,500 - $4,500	63%

COMPLETED PROJECTS DURING Q4 2018

Property	Location (MSA)	Description	Annual Projected ROI	Cost
Beechwood Promenade	Athens, GA	Backfilling vacant anchor and shop space with Michaels, and construction of outlot for Starbucks
Rampart Commons	Las Vegas, NV	Relocating, retenanting, and renegotiating leases as a part of redevelopment plan. Upgrades to building facades and hardscape throughout the center.

COMPLETED PROJECTS TOTALS			7.9%	$20,465

________________
1	Projected ROI is calculated by dividing incremental rent for comparable spaces or full rent for spaces vacant 12 months or more over total projected cost of the defined 3-R area.
*	Asterisk represents redevelopment assets removed from the operating portfolio.

REDEVELOPMENT, REPOSITION, AND REPURPOSE OPPORTUNITIES
($ in thousands)

Property	Type of Project	Location (MSA)	Description
Hamilton Crossing Centre*	Redevelopment	Indianapolis, IN	Creation of a mixed use (office, retail, and multi-family) development.
Centennial Center B	Reposition [1]	Las Vegas, NV	General building enhancements to five remaining outparcels. Addition of two restaurants to anchor the small shop building.
The Corner*	Repurpose	Indianapolis, IN	Creation of a mixed use (retail and multi-family) development to replace an unanchored small shop center.

Total Targeted Return			9.0% - 11.0%
Total Expected Cost			$30,000 - $50,000

____________________
1	Reposition refers to less substantial asset enhancements based on internal costs.
*	Asterisk represents redevelopment assets removed from the operating portfolio.
Note:
These opportunities are deemed potential at this time and are subject to various contingencies, many of which could be beyond the Company's control. Targeted return is based upon our current expectations of capital expenditures, budgets, anticipated leases and certain other factors relating to such opportunities. The actual return on these investments may not meet our expectations.

p. 32	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/18

2018 PROPERTY DISPOSITIONS

($ in thousands)

Property Name	MSA	Date Sold	Sales Price [2]
Trussville Promenade	Birmingham, AL	2/21/2018
Memorial Commons	Goldsboro, NC	3/15/2018
Bank of America pad	Raleigh, NC	5/23/2018
TH Real Estate Joint Venture - Tamiami Crossing, Plaza Volente, Livingston Shopping Center [1]	Naples, FL New York/Northern New Jersey Austin, TX	6/29/2018
Lake Lofts at Deerwood	Jacksonville, FL	11/1/2018
Hamilton Crossing	Knoxville, TN	11/21/2018
Fox Lake Crossing	Chicago, IL	12/14/2018
Lowe's Plaza	Las Vegas, NV	12/21/2018

Total			$205,189

1	Reflects 80% of the total agreed upon value as the Company has retained a 20% ownership interest.

p. 33	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/18

GEOGRAPHIC DIVERSIFICATION – ANNUALIZED BASE RENT BY REGION AND STATE

As of December 31, 2018

($ in thousands)

	Total Operating Portfolio Excluding Developments and Redevelopments		Developments and Redevelopments[2]		Joint Ventures[3]		Total Operating Portfolio Including Developments and Redevelopments
Region/State	Owned GLA/NRA[1]	Annualized Base Rent	Owned GLA/NRA[1]	Annualized Base Rent	Owned GLA/NRA[1]	Annualized Base Rent	Number of Properties	Owned GLA/NRA[1]	Annualized Base Rent - Ground Leases	Total Annualized Base Rent	Percent of Annualized Base Rent
Florida
Florida	4,194,256	$62,317	124,802	$113	121,705	$1,525	36	4,440,763	$3,960	$67,915	25.2%

Midwest
Indiana - Retail	2,220,589	30,117	126,214	719	—	—	23	2,346,803	1,933	32,769	12.2%
Indiana - Other	366,502	6,796	—	—	152,460	—	2	518,962	—	6,796	2.5%
Illinois	211,743	2,319	—	—	—	—	2	211,743	—	2,319	0.9%
Ohio	236,230	2,151	—	—	—	—	1	236,230	—	2,151	0.8%
Wisconsin	82,254	1,302	—	—	—	—	1	82,254	381	1,683	0.6%
Total Midwest	3,117,318	42,685	126,214	719	152,460	—	29	3,395,992	2,314	45,718	17.0%

Mid-Central
Texas	1,821,889	28,350	—	—	156,215	2,610	10	1,978,104	1,082	32,042	11.9%
Oklahoma	859,466	12,035	—	—	—	—	5	859,466	1,045	13,080	4.9%
Texas - Other	107,400	591	—	—	—	—	1	107,400	—	591	0.2%
Total Mid-Central	2,788,755	40,976	—	—	156,215	2,610	16	2,944,970	2,127	45,713	17.0%

Southeast
North Carolina	1,067,874	21,041	—	—	—	—	8	1,067,874	3,810	24,851	9.2%
Georgia	716,390	9,247	—	—	—	—	4	716,390	336	9,583	3.6%
South Carolina	515,194	5,488	—	—	—	—	3	515,194	—	5,488	2.0%
Tennessee	230,980	3,790	—	—	—	—	1	230,980	—	3,790	1.4%
Total Southeast	2,530,438	39,566	—	—	—	—	16	2,530,438	4,146	43,712	16.2%

West
Nevada	896,032	21,484	—	—	—	—	6	896,032	4,129	25,613	9.5%
Utah	390,980	7,114	—	—	—	—	2	390,980	—	7,114	2.6%
Arizona	79,902	2,454	—	—	—	—	1	79,902	—	2,454	0.9%
Total West	1,366,914	31,052	—	—	—	—	9	1,366,914	4,129	35,181	13.1%

Northeast
New York	363,103	9,500	—	—	—	—	1	363,103	—	9,500	3.5%
Virginia	398,139	7,710	—	—	—	—	1	398,139	310	8,020	3.0%
New Jersey	106,146	3,116	—	—	139,559	2,632	2	245,705	2,263	8,011	3.0%
Connecticut	205,683	3,240	—	—	—	—	1	205,683	1,044	4,284	1.6%
New Hampshire	78,892	1,182	—	—	—	—	1	78,892	168	1,350	0.5%
Total Northeast	1,151,963	24,748	—	—	139,559	2,632	6	1,291,522	3,785	31,165	11.6%
	15,149,644	$241,344	251,016	$832	569,939	$6,767	112	15,970,599	$20,461	$269,404	100.0%

____________________
1	Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company. It also excludes the square footage of Union Station Parking Garage.
2	Represents the three redevelopment and one development project not in the retail operating portfolio.
3	Represents the three operating properties and one non-retail property owned in unconsolidated joint ventures.

p. 34	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/18

OPERATING RETAIL PORTFOLIO SUMMARY REPORT

As of December 31, 2018

Property[1]	Location (MSA)	Year Built/ Renovated	Owned GLA[2]			Leased %			ABR per SqFt	Grocery Anchors[4]	Other Retailers[4]
			Total	Anchors	Shops	Total	Anchors	Shops
Arizona
The Corner	Tucson	2008	79,902	55,883	24,019	100.0%	100.0%	100.0%	$30.71	Total Wine & More	Nordstrom Rack, Panera Bread, (Home Depot)
Connecticut
Killingly Commons[3]	Willimantic, CT	2010	205,683	148,250	57,433	96.9%	100.0%	89.0%	16.25	Stop & Shop Supermarket, (Target)	TJ Maxx, Bed Bath & Beyond, Michaels, Petco, Staples, Lowe's Home Improvement Center
Florida
12th Street Plaza	Vero Beach	1978/2003	135,016	121,376	13,640	100.0%	100.0%	100.0%	10.24	Publix	Stein Mart, Tuesday Morning
Bayport Commons	Tampa	2008	97,163	71,540	25,623	100.0%	100.0%	100.0%	15.34	(Target)	PetSmart, Michaels, Gander Outdoors
Bolton Plaza	Jacksonville	1986/2014	154,555	136,195	18,360	100.0%	100.0%	100.0%	9.79	Aldi	LA Fitness, Academy Sports, Marshalls, Panera Bread
Burnt Store Marketplace	Punta Gorda	1989/2018	95,625	45,600	50,025	88.6%	100.0%	78.1%	14.07	Publix	Anytime Fitness, Pet Supermarket, (Home Depot)
Centre Point Commons	Sarasota	2007	119,320	93,574	25,746	98.7%	100.0%	93.8%	17.64		Best Buy, Dick's Sporting Goods, Office Depot, Panera Bread, (Lowe's Home Improvement Center)
Cobblestone Plaza	Miami	2011	133,244	68,219	65,025	83.8%	70.4%	97.9%	31.20	Whole Foods	Party City
Colonial Square	Fort Myers	2010	186,517	150,505	36,012	92.4%	100.0%	60.7%	11.57		Kohl's, Hobby Lobby, PetSmart,
Delray Marketplace[3]	Miami	2013	260,237	118,136	142,101	96.4%	100.0%	93.4%	26.94	Publix	Frank Theatres, Burt & Max's, Ann Taylor Loft, Chico's, White House Black Market
Estero Town Commons	Fort Meyers	2006	25,696	—	25,696	100.0%	—%	100.0%	14.76		Lowe's Home Improvement Center, Dollar Tree
Gainesville Plaza	Gainesville	1970/2015	162,189	125,162	37,027	92.4%	100.0%	66.6%	9.41	Save-A-Lot	Ross Stores, Burlington, 2nd & Charles
Hunter's Creek Promenade	Orlando	1994	119,727	55,999	63,728	96.7%	100.0%	93.7%	15.01	Publix
Indian River Square	Vero Beach	1997/2004	142,592	109,000	33,592	95.9%	100.0%	82.7%	11.94	(Target)	Beall's, Office Depot, Dollar Tree, Panera
International Speedway Square	Daytona Beach	1999/2013	233,424	203,405	30,019	95.3%	100.0%	63.2%	11.29	Total Wine & More	Bed Bath & Beyond, Stein Mart, Old Navy, Staples, Michaels, Dick’s Sporting Goods, Shoe Carnival
Kings Lake Square	Naples	1986/2014	88,611	45,600	43,011	100.0%	100.0%	100.0%	19.07	Publix
Lake City Commons	Lake City	2008	65,723	45,600	20,123	100.0%	100.0%	100.0%	15.43	Publix
Lake City Commons - Phase II	Lake City	2011	16,291	12,131	4,160	100.0%	100.0%	100.0%	15.71	Publix	PetSmart
Lake Mary Plaza	Orlando	2009	21,370	14,880	6,490	91.4%	100.0%	71.6%	38.62		Walgreens
Lakewood Promenade	Jacksonville	1948/1998	196,655	77,840	118,815	86.5%	100.0%	77.6%	12.12	Winn Dixie	Stein Mart, Starbucks, Salon Lofts
Lithia Crossing	Tampa	2003/2013	90,515	53,547	36,968	98.3%	100.0%	95.9%	15.59	The Fresh Market	Stein Mart, Chili's, Panera Bread
Miramar Square	Miami	2008	225,205	147,505	77,700	98.8%	100.0%	96.6%	17.70	Sprouts Farmers Market	Kohl's, Miami Children's Hospital, Dollar General
Northdale Promenade	Tampa	1985/2017	179,575	130,269	49,306	98.5%	100.0%	94.6%	12.45	(Winn Dixie)	TJ Maxx, Ulta Beauty, Beall's, Crunch Fitness, Tuesday Morning
Palm Coast Landing at Town Square	Palm Coast	2010	168,352	100,822	67,530	98.6%	100.0%	96.6%	19.46	(Target)	Michaels, PetSmart, Ross Stores, TJ Maxx, Ulta Beauty
Pine Ridge Crossing	Naples	1993	105,962	66,435	39,527	96.3%	100.0%	90.0%	17.85	Publix, (Target)	Ulta Beauty, (Beall's)
Pleasant Hill Commons	Orlando	2008	70,645	45,600	25,045	98.3%	100.0%	95.2%	15.56	Publix
Riverchase Plaza	Naples	1991/2001	78,291	48,890	29,401	96.3%	100.0%	90.3%	16.32	Publix

See footnotes on page 39

p. 35	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/18

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of December 31, 2018

Property[1]	Location (MSA)	Year Built/ Renovated	Owned GLA[2]			Leased %			ABR per Sq. ft.	Grocery Anchors[4]	Other Retailers[4]
			Total	Anchors	Shops	Total	Anchors	Shops
Saxon Crossing	Daytona Beach	2009	119,907	95,304	24,603	99.0%	100.0%	95.1%	$14.36	(Target)	Hobby Lobby, LA Fitness, (Lowe's Home Improvement Center)
Shoppes of Eastwood	Orlando	1997	69,076	51,512	17,564	98.1%	100.0%	92.5%	13.71	Publix
Shops at Eagle Creek	Naples	1983/2013	70,731	50,187	20,544	98.4%	100.0%	94.3%	16.18	The Fresh Market	Staples, Panera Bread, (Lowe's Home Improvement Center)
Tamiami Crossing[3]	Naples	2016	121,705	121,705	—	100.0%	100.0%	—%	12.53	Aldi, (Walmart)	Marshalls, Michaels, PetSmart, Ross Stores, Stein Mart, Ulta Beauty
Tarpon Bay Plaza	Naples	2007	82,561	60,139	22,422	97.5%	100.0%	90.6%	17.58	(Target)	PetSmart, Cost Plus World Market, Staples, Panera Bread
Temple Terrace	Tampa	2012	90,328	58,798	31,530	92.9%	100.0%	79.6%	10.71	Winn Dixie	Burger King
The Landing at Tradition	Port St. Lucie	2007	362,642	290,203	72,439	70.2%	69.4%	73.5%	15.99	(Target)	TJ Maxx, Ulta Beauty, Bed Bath & Beyond, LA Fitness, Michaels, Old Navy, PetSmart, Pier 1, DSW, Five Below
The Shops at Julington Creek	Jacksonville	2011	40,254	21,038	19,216	100.0%	100.0%	100.0%	20.04	The Fresh Market
Tradition Village Center	Port St. Lucie	2006	84,086	45,600	38,486	98.6%	100.0%	97.0%	17.90	Publix
Waterford Lakes Village	Orlando	1997	77,975	51,703	26,272	96.7%	100.0%	90.2%	13.05	Winn Dixie
Georgia
Beechwood Promenade	Athens	1961/2018	297,369	212,485	84,884	95.0%	100.0%	82.5%	13.29	The Fresh Market	TJ Maxx, Michaels, CVS, Stein Mart, Starbucks
Mullins Crossing	Augusta	2005	276,318	228,224	48,094	99.3%	100.0%	96.1%	13.23	(Target)	Ross Stores, Old Navy, Five Below, Kohls, La-Z-Boy, Marshalls, Office Max, Petco, Ulta Beauty, Panera Bread
Publix at Acworth	Atlanta	1996	69,628	37,888	31,740	100.0%	100.0%	100.0%	12.77	Publix
The Centre at Panola	Atlanta	2001	73,075	51,674	21,401	100.0%	100.0%	100.0%	13.30	Publix
Illinois
Naperville Marketplace	Chicago	2008	83,743	61,683	22,060	100.0%	100.0%	100.0%	13.62	(Caputo's Fresh Market)	TJ Maxx, PetSmart
South Elgin Commons	Chicago	2011	128,000	128,000	—	54.7%	54.7%	—%	16.83	(Target)	LA Fitness, Ross Stores
Indiana
54th & College	Indianapolis	2008	—	—	—	—%	—%	—%	0.00	The Fresh Market
Beacon Hill	Chicago	2006	56,820	11,043	45,777	89.7%	100.0%	87.3%	16.99	(Strack & Van Til)	(Walgreens), Jimmy John's, Rosati's, Great Clips
Bell Oaks Centre	Evansville	2008	94,958	74,122	20,836	100.0%	100.0%	100.0%	12.46	Schnuck's Market
Boulevard Crossing	Kokomo	2004	124,634	74,440	50,194	98.9%	100.0%	97.3%	14.69		Petco, TJ Maxx, Ulta Beauty, Shoe Carnival, (Kohl's)
Bridgewater Marketplace	Indianapolis	2008	25,975	—	25,975	87.6%	—%	87.6%	20.53		(Walgreens), The Local Eatery, Original Pancake House
Castleton Crossing	Indianapolis	1975/2012	286,377	247,710	38,667	99.3%	100.0%	94.8%	12.12		TJ Maxx/HomeGoods, Burlington, Shoe Carnival, Value City Furniture, K&G Menswear, Chipotle, Verizon, Five Below
Cool Creek Commons	Indianapolis	2005	124,251	53,600	70,651	96.4%	100.0%	93.6%	18.70	The Fresh Market	Stein Mart, McAlister's Deli, Buffalo Wild Wings, Pet People
Depauw University Bookstore and Café	Indianapolis	2012	11,974	—	11,974	100.0%	—%	100.0%	9.17		Follett's, Starbucks
Eddy Street Commons at Notre Dame	South Bend	2009	87,991	20,154	67,837	98.8%	100.0%	98.4%	25.95		Hammes Bookstore & Cafe, Chipotle, Urban Outfitters, Five Guys, Kilwins, Blaze Pizza
Fishers Station[5]	Indianapolis	1989/2018	52,414	15,441	36,973	97.8%	100.0%	96.9%	17.40	Kroger	Dollar Tree, Goodwill
Geist Pavilion	Indianapolis	2006	63,910	29,700	34,210	100.0%	100.0%	100.0%	17.18		Ace Hardware, Goodwill, Ale Emporium, Pure Barre
Glendale Town Center	Indianapolis	1958/2008	393,002	329,546	63,456	95.9%	97.0%	90.6%	7.36	(Target)	Macy’s, Staples, Landmark Theaters, Pei Wei, LensCrafters, Panera Bread, (Walgreens), (Lowe's Home Improvement Center)
Greyhound Commons	Indianapolis	2005	9,152	—	9,152	100.0%	—%	100.0%	14.16		(Lowe's Home Improvement Center), Abuelo's Mexican, Koto Japenese Steakhouse
See footnotes on page 39

p. 36	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/18

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of December 31, 2018

Property[1]	Location (MSA)	Year Built/ Renovated	Owned GLA[2]			Leased %			ABR per Sqft	Grocery Anchors[4]	Other Retailers[4]
			Total	Anchors	Shops	Total	Anchors	Shops
Lima Marketplace	Fort Wayne	2008	100,461	71,521	28,940	92.8%	100.0%	74.9%	$14.90	Aldi, (Walmart)	PetSmart, Office Depot, Aldi, Dollar Tree
Rangeline Crossing	Indianapolis	1986/2013	99,238	47,962	51,276	97.2%	100.0%	94.5%	22.66	Earth Fare	Walgreens, Panera Bread, Pet Valu, City BBQ
Rivers Edge	Indianapolis	2011	150,428	117,890	32,538	100.0%	100.0%	100.0%	22.08		Nordstrom Rack, The Container Store, Arhaus Furniture, Bicycle Garage of Indy, Buy Buy Baby, J Crew Mercantile
Stoney Creek Commons	Indianapolis	2000/2013	84,330	84,330	—	64.1%	64.1%	—%	13.44		LA Fitness, Goodwill, (Lowe's Home Improvement Center)
Traders Point I	Indianapolis	2005	279,700	238,721	40,979	74.7%	71.6%	92.8%	15.23		Dick's Sporting Goods, AMC Theatres, Bed Bath & Beyond, Michaels, Old Navy, PetSmart, Books-A-Million
Traders Point II	Indianapolis	2005	45,977	—	45,977	92.2%	—%	92.2%	27.18
Whitehall Pike	Bloomington	1999	128,997	128,997	—	100.0%	100.0%	—%	6.90		Lowe's Home Improvement Center
Nevada
Cannery Corner	Las Vegas	2008	30,738	—	30,738	94.4%	—%	94.4%	38.22	(Sam's Club)	Chipotle, Five Guys, (Lowe's Home Improvement Center)
Centennial Center	Las Vegas	2002	333,869	158,156	175,713	94.1%	100.0%	88.8%	24.72	Sam's Club, Walmart	Ross Stores, Big Lots, Famous Footwear, Michaels, Petco, Rhapsodielle, Home Depot, HomeGoods, Skechers
Centennial Gateway	Las Vegas	2005	193,072	139,913	53,159	100.0%	100.0%	100.0%	24.67	Trader Joe's	24 Hour Fitness, Party City, Sportsman's Warehouse, Walgreens
Eastern Beltway Center	Las Vegas	1998/2006	162,445	83,983	78,462	81.1%	71.7%	91.1%	27.44	Sam's Club, Walmart	Petco, Ross Stores, Skechers, (Home Depot)
Eastgate Plaza	Las Vegas	2002	96,594	53,030	43,564	75.5%	76.4%	74.4%	23.64	(Walmart)	99 Cents Only Store, Party City
Rampart Commons	Las Vegas	2002/2018	79,314	11,965	67,349	100.0%	100.0%	100.0%	31.64		Athleta, North Italia, Pottery Barn, Williams Sonoma, Flower Child, Crunch Fitness
New Hampshire
Merrimack Village Center	Manchester	2007	78,892	54,000	24,892	100.0%	100.0%	100.0%	14.98	Supervalu/Shaw's
New Jersey
Bayonne Crossing	New York / Northern New Jersey	2011	106,146	52,219	53,927	100.0%	100.0%	100.0%	29.36	Walmart	Michaels, New York Sports Club, Lowe's Home Improvement Center
Livingston Shopping Center[3]	New York / Northern New Jersey	1997	139,559	133,125	6,434	95.4%	100.0%	—%	19.77		Cost Plus World Market, Buy Buy Baby, Nordstrom Rack, DSW, TJ Maxx, Ulta Beauty
New York
City Center	New York / Northern New Jersey	2004/2018	363,103	325,139	37,964	98.0%	100.0%	80.5%	26.71	ShopRite	Nordstrom Rack, New York Sports Club, Burlington, Club Champion Golf, National Amusements
North Carolina
Holly Springs Towne Center - Phase I	Raleigh	2013	210,356	121,761	88,595	96.9%	100.0%	92.6%	17.48	(Target)	Dick's Sporting Goods, Marshalls, Petco, Ulta Beauty, Michaels, Old Navy
Holly Springs Towne Center - Phase II	Raleigh	2016	145,009	111,843	33,166	100.0%	100.0%	100.0%	18.29	(Target)	Bed Bath & Beyond, DSW, AMC Theatres, 02 Fitness
Northcrest Shopping Center	Charlotte	2008	133,627	65,576	68,051	97.5%	100.0%	95.1%	23.12	(Target)	REI Co-Op, David's Bridal, Dollar Tree, Old Navy, Five Below
Oleander Place	Wilmington	2012	45,530	30,144	15,386	87.3%	100.0%	62.5%	16.41	Whole Foods
Parkside Town Commons - Phase I	Raleigh	2015	55,368	22,500	32,868	100.0%	100.0%	100.0%	25.06	Harris Teeter/Kroger, (Target)	Petco, Guitar Center
Parkside Town Commons - Phase II	Raleigh	2017	291,707	187,406	104,301	98.8%	100.0%	96.7%	20.15	(Target)	Frank Theatres, Golf Galaxy, Hobby Lobby, Stein Mart, Chuy's, Starbucks, Panera Bread, Levity Live
Perimeter Woods	Charlotte	2008	125,646	105,262	20,384	100.0%	100.0%	100.0%	21.19		Best Buy, Off Broadway Shoes, Office Max, PetSmart, Lowe's Home Improvement Center
Toringdon Market	Charlotte	2004	60,631	26,072	34,559	97.7%	100.0%	95.9%	22.00	Earth Fare
See footnotes on page 39

p. 37	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/18

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of December 31, 2018

Property[1]	Location (MSA)	Year Built/ Renovated	Owned GLA[2]			Leased %					Other Retailers[4]
			Total	Anchors	Shops	Total	Anchors	Shops	ABR per Sqft	Grocery Anchor[4]
Ohio
Eastgate Pavilion	Cincinnati	1995	236,230	231,730	4,500	100.0%	100.0%	100.0%	$9.11		Best Buy, Dick's Sporting Goods, Value City Furniture, Petsmart, DSW, Bed Bath & Beyond
Oklahoma
Belle Isle Station	Oklahoma City	2000	201,640	130,016	71,624	90.6%	89.1%	93.5%	16.70	(Walmart)	REI, Shoe Carnival, Old Navy, Ross Stores, Nordstrom Rack, Ulta Beauty
Shops at Moore	Oklahoma City	2010	260,509	187,916	72,593	96.4%	100.0%	87.0%	12.23		Bed Bath & Beyond, Best Buy, Hobby Lobby, Office Depot, PetSmart, Ross Stores, (J.C. Penney)
Silver Springs Pointe	Oklahoma City	2001	48,440	20,515	27,925	79.1%	100.0%	63.8%	16.12	(Sam's Club), (Walmart)	Kohls, Office Depot, (Home Depot)
University Town Center	Oklahoma City	2009	158,375	77,097	81,278	98.2%	100.0%	96.5%	19.04	(Target)	Office Depot, Petco, TJ Maxx, Ulta Beauty
University Town Center Phase II	Oklahoma City	2012	190,502	133,546	56,956	94.7%	100.0%	82.3%	12.94	(Target)	Academy Sports, DSW, Home Goods, Michaels, Kohl's, Guitar Center
South Carolina
Hitchcock Plaza	Augusta	2006	252,211	214,480	37,731	88.7%	89.7%	83.3%	10.52		TJ Maxx, Ross Stores, Academy Sports, Bed Bath & Beyond, Farmers Home Furniture, Old Navy, Petco
Publix at Woodruff	Greenville	1997	68,119	47,955	20,164	96.8%	100.0%	89.3%	10.84	Publix
Shoppes at Plaza Green	Greenville	2000	194,864	172,136	22,728	92.1%	94.1%	77.2%	13.48		Bed Bath & Beyond, Christmas Tree Shops, Sears, Party City, Shoe Carnival, AC Moore, Old Navy
Tennessee
Cool Springs Market	Nashville	1995	230,980	172,712	58,268	100.0%	100.0%	100.0%	16.41	(Kroger)	Dick's Sporting Goods, Marshalls, Buy Buy Baby, DSW, Staples, Jo-Ann Fabric, Panera Bread
Texas
Chapel Hill Shopping Center	Dallas/Ft. Worth	2001	127,051	43,450	83,601	91.8%	100.0%	87.6%	25.52	H-E-B Grocery	The Container Store, Cost Plus World Market
Colleyville Downs	Dallas/Ft. Worth	2014	188,086	139,219	48,867	97.7%	100.0%	91.3%	14.53	Whole Foods	Westlake Hardware, Goody Goody Liquor, Petco, Fit Factory
Kingwood Commons	Houston	1999	164,357	74,836	89,521	97.7%	100.0%	95.7%	20.56	Randall's Food and Drug	Petco, Chico's, Talbots, Ann Taylor
Market Street Village/ Pipeline Point	Dallas/Ft. Worth	1970/2011	156,621	136,742	19,879	100.0%	100.0%	100.0%	13.09		Jo-Ann Fabric, Ross Stores, Office Depot, Buy Buy Baby, Party City
Plaza at Cedar Hill	Dallas/Ft. Worth	2000/2010	302,645	244,252	58,393	88.5%	85.8%	100.0%	13.57	Sprouts Farmers Market	DSW, Ross Stores, Hobby Lobby, Office Max, Marshalls, Home Goods
Plaza Volente[3]	Austin	2004	156,215	105,000	51,215	96.3%	100.0%	88.6%	17.36	H-E-B Grocery
Portofino Shopping Center	Houston	1999/2010	386,171	218,861	167,310	93.6%	100.0%	85.3%	19.65	(Sam's Club)	DSW, Michaels, PGA Superstore, SteinMart, PetSmart, Old Navy, TJ Maxx, Nordstrom Rack
Sunland Towne Centre	El Paso	1996/2014	306,454	265,037	41,417	98.9%	100.0%	91.7%	12.11	Sprouts Farmers Market	PetSmart, Ross Stores, Bed Bath & Beyond, Spec's Fine Wines

See footnotes on page 39

p. 38	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/18

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of December 31, 2018

Property[1]	Location (MSA)	Year Built/ Renovated	Owned GLA[2]			Leased %			ABR per Sqft	Grocery Anchors[4]	Other Retailers[4]
			Total	Anchors	Shops	Total	Anchors	Shops
Waxahachie Crossing	Dallas/Ft. Worth	2010	97,127	72,191	24,936	98.8%	100.0%	95.2%	$14.80		Best Buy, PetSmart, Ross Stores, (Home Depot), (J.C. Penney)
Westside Market	Dallas/Ft. Worth	2013	93,377	70,000	23,377	100.0%	100.0%	100.0%	16.33	Randalls Tom Thumb
Utah
Draper Crossing	Salt Lake City	2012	163,856	115,916	47,940	98.2%	100.0%	93.7%	16.42	Kroger/Smith's	TJ Maxx, Dollar Tree, Downeast Home
Draper Peaks	Salt Lake City	2012	227,124	101,464	125,660	96.6%	100.0%	93.9%	20.38		Michaels, Office Depot, Petco, Quilted Bear, Ross Stores, (Kohl's)
Virginia
Landstown Commons	Virginia Beach	2007	398,139	207,300	190,839	95.9%	100.0%	91.5%	20.18		Ross Stores, Bed Bath & Beyond, Best Buy, PetSmart, Ulta Beauty, Walgreens, AC Moore, Kirkland's, Five Below, Office Max, (Kohl's)
Wisconsin
Village at Bay Park	Green Bay	2005	82,254	23,878	58,376	98.2%	100.0%	97.4%	16.13		DSW, J.C. Penney, Kirkland's, Chico's, Dress Barn

Total			15,069,025	10,291,626	4,777,399	94.6%	96.2%	91.2%	$16.84

Total at Pro-Rata Share			14,742,668	10,003,762	4,738,906	94.5%	96.1%	91.3%	$16.85

____________________
1	All properties are wholly owned, except as indicated. Unless otherwise noted, each property is owned in fee simple by the Company.
2	Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of December 31, 2018, except for Greyhound Commons and 54th & College.
3	See Joint Venture Summary on page 18.
4	Tenants within parentheses are non-owned.
5	The Company has a long-term ground lease with Kroger; rent payments began in September 2018. Kroger has notified us it does not plan to open at this location.

p. 39	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/18

NON-RETAIL OPERATING PROPERTIES

As of December 31, 2018

($ in thousands, except per square foot data)

Property	MSA	Year Built/ Renovated	Acquired, Redeveloped or Developed	Owned NRA	Percentage Of Owned NRA Leased	Annualized Base Rent[1]	Percentage of Annualized Office and Other Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants
Office Properties
Thirty South Meridian[2]	Indianapolis	1905/2002	Redeveloped	284,874	95.9%	$5,537	68.8%	$20.27	Carrier, Stifel, Kite Realty Group, Lumina Foundation
Union Station Parking Garage[3]	Indianapolis	1986	Acquired	N/A	N/A	N/A	N/A	N/A	Denison Parking
Stand-alone Office Components of Retail Properties
Eddy Street Office (part of Eddy Street Commons)[4]	South Bend	2009	Developed	81,628	100.0%	1,259	15.6%	15.43	University of Notre Dame Offices
Tradition Village Office (part of Tradition Village Square)	Port St. Lucie	2006	Acquired	24,196	95.0%	666	8.3%	28.96
Total Office Properties				390,698	96.2%	$7,462	92.7%	$19.75

Other Properties
Burlington	San Antonio	1992/2000	Acquired	107,400	100.0%	$591	7.3%	$5.50	Burlington
				107,400	100.0%	$591	7.3%	$5.50

Total Office and Other				498,098	97.4%	$8,053	100.0%	$16.60

Multi-Family/Lodging
Embassy Suites South Bend at Notre Dame[5]	South Bend	2018	Developed	—	N/A	—	—	—	Full service hotel with 164 rooms
The Foundry Lofts and Apartments at Eddy Street	South Bend	2009	Developed	—	100.0%	—	—	—	Air rights lease for apartment complex with 266 units

____________________
1	Annualized Base Rent represents the monthly contractual rent for December 2018 for each applicable property, multiplied by 12.
2	Annualized Base Rent includes $929,157 from the Company and subsidiaries as of December 31, 2018, which is eliminated for purposes of our consolidated financial statement presentation.
3	The garage is managed by a third party.
4	The Company also owns the Eddy Street Commons retail shopping center in South Bend, Indiana, along with a parking garage that serves a hotel and the office and retail components of the property.
5	Property owned in an unconsolidated joint venture.

p. 40	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/18

COMPONENTS OF NET ASSET VALUE

As of December 31, 2018

($ in thousands)

Cash Net Operating Income (NOI)		Supplemental Page No.:	Other Assets		Supplemental Page No.:
GAAP property NOI (incl. Ground Lease Revenue)	$63,646	17	Cash and cash equivalents	$35,376	11
Below-market lease intangibles, net	(872)	14	Tenant and other receivables (net of SLR)	26,712	11
Straight-line rent	(739)	14	Restricted cash and escrow deposits	10,130	11
Other property related revenue	(3,586)	17	Prepaid and other assets	12,764	11
Ground lease ("GL") revenue	(5,115)	17, footnote 1	Undeveloped land in operating portfolio	17,100
Consolidated Cash Property NOI (excl. GL)	$53,334		Land held for development [1]	—	14
Annualized Consolidated Cash Property NOI (excl. ground leases)	$213,336		CIP not in under construction development/redevelopment[2]	29,289	31
			Total Other Asset Value	$131,371

Adjustments To Normalize Annualized Cash NOI			Liabilities
Total projected remaining development / transitional redevelopment cash NOI [3]	$1,959	31	Mortgage and other indebtedness	$(1,543,301)	11
Unconsolidated EBITDA	1,720	15	KRG share of unconsolidated debt	(21,912)	15
Pro-forma adjustments [4]	(2,200)	15	Partner share of consolidated joint venture debt	1,132	18
			Accounts payable and accrued expenses	(85,934)	11
General and administrative expense allocable to property management activities included in property expenses ($1,400 in Q4)	5,600	17, footnote 4	Other liabilities[5]	(14,131)	11, 14
Total Adjustments	7,079		Debt premium and issuance costs, net	(5,469)	15
			Non-controlling redeemable joint venture interest	(10,070)	18
			Projected remaining under construction development/redevelopment[6]	(7,091)	31, 32
Annualized Normalized Portfolio Cash NOI (excl. Ground Leases)	$220,415		Total Liabilities	$(1,686,776)
Annualized Ground Lease NOI	20,460
Total Annualized Portfolio Cash NOI	$240,875		Common Shares and Units Outstanding	85,836,235	15

____________________
1	Undeveloped land with a book value of $17.1 million at December 31, 2018.
2	Includes CIP amounts for Holly Springs Town Center - Phase III, miscellaneous tenant improvements and small projects.
3	Excludes the projected cash NOI and related cost from the 3-R opportunities outlined on page 32.
4	Current quarter cash NOI, annualized, for properties sold during the quarter.
5	Deferred revenue and other liabilities of $83.6 million less mark-to-market lease liability of $69.5 million.
6	Assumes mid-point of projected cost range ($4.0 million) for 3-R project under construction and remaining cost on page 31 for development projects.

p. 41	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/18

EARNINGS GUIDANCE - 2019

	2019 FFO Guidance[1]
	Low	High
2018 FFO	$2.00	$2.00
Previously Disclosed FFO Impacts:
Q1 - Q3 2018 Dispositions	(0.03)	(0.03)
Lease Accounting Rules [2]	(0.06)	(0.06)
Interest Expense	(0.03)	(0.03)
One-Time Income Items [3]	(0.05)	(0.05)
Subtotal - Previously Disclosed	(0.17)	(0.17)

Q4 2018 and Other Items:
Q4 2018 Dispositions	(0.02)	(0.02)
Other Items [4]	(0.06)	(0.04)
Subtotal - Q4 2018 and Other Items	(0.08)	(0.06)

2019 Items:
Same Store NOI [5] (1.25% - 2.25%)	0.03	0.05
General and Administrative Expenses	(0.02)	(0.01)
Subtotal - 2019 Items	0.01	0.04

2019 FFO - Pre-2019 Planned Dispositions	1.76	1.82

2019 Disposition Net Impact [6,7]	(0.10)	(0.06)
2019 FFO Guidance	$1.66	$1.76

2019 Disposition Net Impact Annualized [7,8]	$(0.29)	$(0.20)

_________
1
The Company’s 2019 guidance is based on a number of factors, many of which are outside the Company’s control and all of which are subject to change.  The Company may change its guidance during the year if actual or anticipated results vary from these assumptions, although the Company undertakes no obligation to do so.

2	Previously disclosed ($0.05) versus currently disclosed ($0.06)
3	Related to Eddy Street Commons development fee and cash/non-cash impact of Toys 'R Us bankruptcy
4	Includes non-recurring business interruption income collected in 2018 and reduced lease termination income.
5	As defined on same property net operating income table on page 16. Includes $0.025 from executed anchor leases commencing in 2019.
6	Disposition NOI less anticipated interest savings based on a weighted-average sale date of August 31, 2019.
7	Low end of the range assumes $500 million of proceeds while high end of range assumes $350 million in proceeds
8	Annualized 2019 disposition NOI less annualized anticipated interest savings.

p. 42	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/18